SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

X

Revised Definitive Information Statement

BAS CONSULTING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

BAS Consulting, Inc.

5675B Baldwin Court

Norcross, GA 30071

August 3, 2005

Dear Stockholder:

We are sending you this Information Statement to inform you of the adoption of resolutions on June 1, 2005 by consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholder(s) of the Company (identified in the section entitled "Security Ownership of Certain Beneficial Owners and Management") holding 9,300,000 shares of Common Stock, representing 88.96% of the total issued and outstanding Common Stock, adopting  resolutions to (i) amend the Company's Articles of Incorporation to increase the authorized shares of Common Stock, par value $.001 per share, from 24,000,000 to 75,000,000; (ii) to reverse split all currently outstanding 10,453,850 shares of common stock on a 1 for 6.433138 basis so as to reduce outstanding shares to 1,625,000; and (iii) to execute the Share Exchange Agreement (“Exchange Agreement”) between the Company, Earjoy and the latter’s stockholders as referred to in the Company’s Form 8-K as filed with the SEC on June 15, 2005.

The Board of Directors believes that it is advisable in the best interests of the Company to increase its authorized capital, effectuate the reverse split and execute the Exchange Agreement.

The full text of the Amended Articles of Incorporation is attached as Annex I to this Information Statement.  The full text of the Exchange Agreement was filed with the SEC in June 2005 as an exhibit to the Company’s Form 8-K.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

The enclosed Information Statement is being furnished to you to inform you that the foregoing actions have been approved by the holders of a majority of the outstanding shares of Common Stock.  The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.  The resolutions will not become effective before the date which is 20 days after this Information Statement was first mailed to stockholders.  You are urged to read the Information Statement in its entirety for a description of the actions taken by the majority stockholders of the Company.

This Information Statement is being mailed on or about August 18, 2005 to stockholders of record on June 1, 2005 (the "Record Date").

/s/ B. Alva Schoomer

President and Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

We are sending you this Information Statement to inform you of the adoption of resolutions on June 1, 2005 by consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholder(s) of the Company (identified in the section entitled "Security Ownership of Certain Beneficial Owners and Management") holding 9,300,000 shares of Common Stock, representing 88.96% of the total issued and outstanding Common Stock, adopting  resolutions to (i) amend the Company's Articles of Incorporation to increase the authorized shares of Common Stock, par value $.001 per share, from 24,000,000 to 75,000,000; (ii) to reverse split all currently outstanding 10,453,850 shares of common stock on a 1 for 6.433138 basis so as to reduce outstanding shares to 1,625,000; and (iii) to execute the Share Exchange Agreement (“Exchange Agreement”) between the Company, Earjoy and the latter’s stockholders as referred to in the Company’s Form 8-K as filed with the SEC on June 15, 2005.

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Vote Required; Manner of Approval

The proposed amendments requires the approval of a majority of the outstanding shares of common stock. Each holder of common stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on June 1, 2005 (the "Record Date"), the day in which the Board of Directors of the Company adopted the resolutions setting forth and recommending the Amendment to the Articles of Incorporation, the reverse stock split and entry into the Exchange Agreement. As of the record date, the Company had ten million four hundred fifty three thousand eight hundred fifty (10,453,850) shares of common stock issued and outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable.

The transfer agent for the common stock is Standard Registrar & Transfer Company, Inc., 12528 South 1840 East, Draper, Utah 84020. Its telephone number is 801-571-8844.

Meeting Not Required

Nevada Revised Statutes 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

Furnishing Information

This information statement is being furnished to all holders of common stock of the Company.  The Form 10-KSB for the year ended December 31, 2004 and all prior and subsequent filings (including, but not limited to the Company's Form 8-K as filed on June 15, 2005) may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the EDGAR Archives.  For your convenience, copies of the Form 8-K and the Company’s Form 10-KSB for the year ended December 31, 2004, are annexed hereto.  The Company is presently current in the filing of all reports required to be filed by it.  Additionally annexed hereto as Schedule A is a copy of the Pro Forma Condensed Financial Statements of the Company, which have been modified to include the book value per share.

Dissenters Rights of Appraisal

There are no dissenter's rights of appraisal applicable to the actions to change the authorized capital of the Company, effectuate the reverse stock split or enter into the Exchange Agreement.

Proposals by Security holders

No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

* Security Ownership of Certain Beneficial Owners and Management

The following table lists, as of June 1, 2005, the number of shares of common stock beneficially owned by

(i)

each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock;

(ii)

each officer and director of the Company; and

(iii)

all officers and directors as a group.

Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

The percentages below are calculated based on 10,453,850 shares of BAS Consulting, Inc. common stock issued and outstanding as of June 1, 2005. There are no options, warrants or other securities convertible into shares of Company common stock outstanding.

____________________________________

*  As of the date of mailing shareholders and shareholdings remain identical to that existing on June 1, 2005.

Name and address of beneficial owner (1)	Amount and nature of ownership	Percent of class
B. Alva Schoomer (2)	9,300,000	88.96% (3)
Stanley Priskie	100,000 (4)
All officers and directors as a group(2 persons)	9,400,000	1.9%

(1)

Unless otherwise indicated, each shareholder's address is c/o the Company at 5675B Baldwin Court, Norcross, GA 30071.

(2)

The persons and entities indicated have provided written consent to (i) amend the Company's Articles of Incorporation in the manner as indicated in Annex 1 hereto; (ii) to effectuate the reverse stock split; and (iii) to execute the Share Exchange Agreement (“Exchange Agreement”) between the Company, Earjoy and the latter’s stockholders as referred to in the Company’s Form 8-K as filed with the SEC in June 2005.

(3)

Excludes 150,000 shares held by Gail D. Morris-Schoomer, the spouse of B. Alva Schoomer by virtue of the fact that Mr. Schoomer disclaims any beneficial interest in or control over those 150,000 shares of Company common stock owned by his wife except as may be attributed to him by Operation of Law.

(4)

Excludes 4,000 shares held by four (4) relatives of Stanley Priskie (including 1,000 shares owned by his wife) in that Mr. Priskie disclaims any beneficial ownership in or control over those 4,000 shares except as may be attributed to him by Operation of Law.

Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised. All options heretofore granted by the Company have been subsequently exercised and there are currently no options, warrants or any other form of securities convertible into its common stock outstanding.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company, except as set forth in Proposal 3 hereto and 8-K filed in June 2005 as relates to the Exchange Agreement.

PROPOSAL NO.: 1

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 24,000,000 TO 75,000,000 SHARES

The Board of Directors has determined that it would be in the best interest of the Company to increase its authorized capital from 24,000,000 shares of common stock, $0.001 par value per share to 75,000,000 shares of common stock, $0.001 par value per share.

Reasons for the Proposal

The Company currently has issued and outstanding 10,453,850 shares of its common stock. Its authorized capital consists of 24,000,000 shares of common stock $0.001 par value per share. That leaves 13,546,150 shares of common stock available for issuance at this time. The Company believes that it will need additional shares of common stock available for issuance in the future to raise capital and comply with the terms of the Exchange Agreement and believes that it is prudent at this time to increase the Company's authorized capital.  To do so, a majority of the issued and outstanding shares of common stock must approve and has approved of the amendment to the articles of incorporation.

Effect

The issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings per share, if any, of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

Certain Matters Related to this Item

The amendment to the articles of incorporation will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place twenty-one (21) days after the Definitive Information Statement is mailed to the Company's shareholders.

Interest of Certain Persons in Favor of or in Opposition to Increasing the Authorized Capital

No officer or director is currently expected to receive any direct or indirect benefit from the Company's proposed increase in its authorized capital. No officer or director or any person has notified the Company that it intends to oppose the Company's increase in authorized capital.

PROPOSAL NO. 2

REVERSE COMMON STOCK SPLIT ON A 1 FOR 6.433138 BASIS

GENERAL

As heretofore indicated the Board of Directors of the Company and certain principal stockholder(s) of the Company holding 9,300,000 shares representing 88.96% of the total issued and outstanding common stock has approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.001 par value per share (the "Common Stock"). The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each 6.433138 shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the ”Effective Time” or “Effective Date”).  Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized and unissued shares and thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).

At the Effective Time, as determined by the Board of Directors, each 6.433138 shares of Common Stock issued and outstanding will automatically be reclassified and converted into one share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars as determined by the Board of Directors in its discretion.

REASONS FOR THE REVERSE STOCK SPLIT

The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split is reduced from 10,453,850 to 1,625,000.

A benefit that would be created as a result of approval of the Reverse Stock Split proposal is that the number of authorized but unissued shares would necessarily increase since only issued and outstanding shares are subject to Reverse Stock Split and all shares canceled as a result of the Reverse Stock Split will be added to authorized but unissued shares; it being understood that the number of currently authorized but unissued shares of Company Common Stock are not subject to reversal.  The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential.  See also Exchange Agreement hereinafter.

For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have all of the desired consequences.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

The Reverse Stock Split Proposal will be effected in as timely a manner as is practicable and in accordance with applicable law (the “Effective Time” or “Effective Date”).  The actual timing of the Effective Date will be determined by the Company's Board of Directors based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone effectiveness of the Reverse Stock Split Proposal, if such action is determined to be in the best interests of the Company and its shareholders.

Each shareholder that owns fewer than 6.433138 shares of Common Stock will have such shareholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such shareholder in the Company will thereby be terminated, and such shareholder will have no right to share in the assets or future growth of the Company. Each shareholder that owns 6.433138 or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Such interest will be represented by 1 share for each 6.433138 shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such shareholder shall receive cash in lieu of such fractional share. The Company does not have any shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

The Company is currently authorized to issue 24,000,000 shares of Common Stock, of which 10,453,850 shares were issued and outstanding at the close of business on the Record Date (June 1, 2005).

Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from 10,453,850 to 1,625,000, but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of shareholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company.

As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders.

The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for the purposes indicated herein, and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company except that this does not take into account the aforesaid Exchange Agreement and issuance of 23,375,000 shares to Earjoy stockholders, thereby reducing percentage of ownership of current stockholders to 6.5% with Earjoy stockholders holding 93.5%.

The Common Stock is not currently listed on the OTC BB, but the Company intends to utilize the services of a broker/dealer to file a Rule 211 application on its behalf so as to obtain a trading symbol which receipt of a trading symbol is a condition precedent to final closing of the Exchange Agreement and release of all shares from escrow.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the shareholder, in lieu of issuing fractional shares of the Company, cash in an amount of one ($1) Dollar per fractional share.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 19810 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All shareholders should consult with their own tax advisors.

This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax_ exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

The Company should not recognize any gain, or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Stock Split. A shareholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the shareholder's basis in such fractional share of Common Stock. For this purpose, a shareholder's basis in such fractional share of Common Stock will be determined as if the shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a shareholder following the Reverse Stock Split will equal the shareholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro_rata basis. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post Reverse Stock Split shares of Common Stock received in exchange therefore.

PROPOSAL NO. 3

THE SHARE EXCHANGE AGREEMENT

The Board of Directors of the Company and certain principal stockholders(s) of the Company holding 9,300,000 shares (88.96%) of all outstanding shares) have approved the Exchange Agreement heretofore referred to, which Exchange Agreement contemplates both (a) increase in authorized shares of common stock to 75,000,000; and (b) the reverse stock split of 1 for 6.433138 shares, prior to issuance of 23,375,000 shares to Earjoy stockholders.

On June 1, 2005, BAS Consulting, Inc., a Nevada company (the "Company"), entered into an agreement (the "Exchange Agreement") to acquire all of the issued and outstanding stock of Earjoy Group Limited ("Earjoy"), a company incorporated in the British Virgin Islands, pursuant to a Share Exchange Agreement by and among the Company, Earjoy and the shareholders of Earjoy.  Prior to entering into the negotiation which resulted in the Share Exchange Agreement, there were no prior contracts, transactions or negotiations between the parties to this transaction.  The negotiations which led to the present transaction arise out of an introduction of Earjoy to the Company by a consultant who is neither an officer, director, or a shareholder of the Company.   The parties did not deal directly with each other until an agreement in principle had been reached.

Pursuant to the Exchange Agreement, Earjoy will become a wholly-owned subsidiary of the Company, following the exchange of all outstanding  Earjoy shares for 23,375,000 newly-issued shares of the Company’s common stock to the shareholders of Earjoy. The 23,375,000 shares of common stock issued to the shareholders of Earjoy will represent 93.5% of the Company's 25,000,000 outstanding stock following the (i) completion of the transaction and  (ii) the 1 for 6.433138 reverse stock split with respect to the Company’s previously outstanding 10,453,850 shares which amount to 1,625,000 post-split Company shares. The shares of the Company and Earjoy exchanged pursuant to this Agreement will be deposited in escrow and will be released upon confirmation that the Company has received a trading symbol for its securities from the NASD.

Financial information regarding the Company and Earjoy and its operating subsidiary are included in the Form 8-K filed by the Company on June 15, 2005, a copy of which is annexed to this Information Statement.

As part of the Exchange Agreement, the business operations previously conducted by the Company were discontinued.

Joan Zhang and Jin Biao were appointed to fill vacancies on the Company's board of directors.

Overview

Earjoy, through its wholly-owned subsidiary, Hangzhou AiDa Pharmaceutical Co., Ltd. (“Aida”), is a product-focused pharmaceuticals company engaged in the formulation, clinical testing, registration, manufacture, sales and marketing of advanced pharmaceutical products in mainland China.  The Company’s mission is to discover, develop and market meaningful new therapies that improve human health.  Aida, in operation since March 1999, is headquartered in Hangzhou, China with manufacturing, distribution and sales points throughout mainland China.

Aida is Good Manufacturing Practices (“GMP”) and ISO9002 certified for global quality assurance and ISO14000 certified for ecologically-friendly practices. It has a patented prescription drug on the market in China, etimicin sulfate powder, which is the first antibiotic developed in China and is suitable for treatment of various inflammations such as acute bronchitis, pulmonary infections, kidney and urinogenital infection, acute pyelonephritis, chronic cystitis and soft skin tissue infections. Several other promising new drugs are in development.

The Company will change its name to Aida Pharmaceuticals, Inc. in the near future.

The issuance of the aforesaid 23,375,000 shares to be held in escrow as indicated above, will result in the seven (7) recipients of such shares, owning 93.5% of all outstanding Company common stock.

Additional changes of control, exclusive of stock ownership, are as follows.

(b) On June 1, 2005, B. Alva Schoomer and Stanley Priskie resigned as officers and directors, effective June 1, 2005, following the signing of the Exchange Agreement and the appointment of Joan Zhang and Jin Biao as replacements.

Joan Zhang, who is 38 years old, has been a Director of Earjoy since 2004. Ms. Zhang is an attorney who practiced securities law from 1991-1994. Thereafter, she has been involved in consulting to and managing companies and is CEO of Asia Business Consulting Co., Ltd. She holds a masters degree from East China Normal University and a law degree from East China Politics and Law University and was a Sloan Fellow at Stanford University.

Jin Biao has been Chairman of Earjoy since November 2004. He has served in various executive and supervisory positions with pharmaceutical companies in China since 1968. He holds degrees from Hangzhou Medical School and Pharmaceutical University of China.

Other Matters

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT PLEASE CONTACT:

B. Alva Schoomer

President and Chief Executive Officer

BAS CONSULTING, INC.

5675B Baldwin Court

Norcross, GA 30071

Telephone Number: 770-417-1664

By order of the Board of Directors of BAS CONSULTING, INC.

ANNEX I. Amended Articles of Incorporation

AMENDED

ARTICLES OF INCORPORATION

OF BAS CONSULTING, INC.

It is hereby certified that:

1.

The name of the corporation is BAS CONSULTING, INC. (the "Corporation"):

2.

The certificate of incorporation of the corporation is hereby amended by striking out Article IV (a) thereof and by substituting in lieu of said article the following new Article IV(a):

(a)

The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	75,000,000	$.001
Preferred	1,000,000	$.001

3.

The balance of Article IV, paragraphs designated (b), (c) and (d) shall remain as is.

Signed on this third day of June 2005.

By:  /s/ B. Alva Schoomer

Name:

B. Alva Schoomer, Chief Executive Officer

ANNEX II. Form 8-K together with Financial Statements and Exhibits

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2005

BAS CONSULTING, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-50212	81-0592184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5675B Baldwin Court, Norcross, Georgia       30071

      (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (770) 378-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – Entry into a Material Definitive Agreement

On June 1, 2005, BAS Consulting, Inc., a Nevada company (the "Company"), entered into an agreement (the "Exchange Agreement") to acquire all of the issued and outstanding stock of Earjoy Group Limited (“Earjoy”), a company incorporated in the British Virgin Islands, pursuant to a Share Exchange Agreement by and among the Company, Earjoy and the shareholders of Earjoy listed on the Counterpart Signature Pages in the Exchange Agreement.

Pursuant to the Exchange Agreement, Earjoy will become a wholly-owned subsidiary of the Company, following the exchange of all outstanding  Earjoy shares for 23,375,000 newly-issued shares of the Company’s common stock to the shareholders of Earjoy. The 23,375,000 shares of common stock issued to the shareholders of Earjoy will represent 93.5% of the Company's 25,000,000 outstanding stock following the (i) completion of the transaction and  (ii) the 1 for 6.433138 reverse stock split with respect to the Company’s previously outstanding 10,453,850 shares which amount to 1,625,000 post-split Company shares. The shares of the Company and Earjoy exchanged pursuant to this Agreement will be deposited in escrow and will be released upon confirmation that the Company has received a trading symbol for its securities from the NASD.  See also Item 5.01 below.

As part of the Exchange Agreement, the business operations previously conducted by the Company were discontinued.

Joan Zhang and Jin Biao were appointed to fill vacancies on the Company's board of directors. The Board of Directors will be unable to enter into any agreement or make any financial commitments without the written approval of counsel to the Company, or his designee until all shares held in escrow have been released.

The Company is not aware of any arrangements which may at a subsequent date result in a change in control.

Overview

Earjoy, through its wholly-owned subsidiary, Hangzhou AiDa Pharmaceutical Co., Ltd. (“Aida”), is a product-focused pharmaceuticals company engaged in the formulation, clinical testing, registration, manufacture, sales and marketing of advanced pharmaceutical products in mainland China.  The Company’s mission is to discover, develop and market meaningful new therapies that improve human health.  Aida, in operation since March 1999, is headquartered in Hangzhou, China with manufacturing, distribution and sales points throughout mainland China.

Aida is Good Manufacturing Practices (“GMP”) and ISO9002 certified for global quality assurance and ISO14000 certified for ecologically-friendly practices. It has a patented prescription drug on the market in China, etimicin sulfate powder, which is the first antibiotic developed in China and is suitable for treatment of various inflammations such as acute bronchitis, pulmonary infections, kidney and urinogenital infection, acute pyelonephritis, chronic cystitis and soft skin tissue infections. Several other promising new drugs are in development.

The Company will change its name to Aida Pharmaceuticals, Inc. in the near future.

Item 5.01 – Change in Control of Resident

See Item 1.01 above.  The issuance of the aforesaid 23,375,000 shares to be held in escrow as indicated above, will result in the seven (7) recipients of such shares, owning 93.5% of all outstanding Company common stock, as indicated on attached Exhibit “A”.

Additional changes of control, exclusive of stock ownership, are indicated below in Item 5.02

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 1, 2005, B. Alva Schoomer and Stanley Priskie resigned as officers and directors, effective upon the filing of this report on Form 8K, following the signing of the Exchange Agreement and the appointment of Joan Zhang and Jin Biao as replacements.

Joan Zhang, who is 38 years old, has been a Director of Earjoy since 2004. Ms. Zhang is an attorney who practiced securities law from 1991-1994. Thereafter, she has been involved in consulting to and managing companies and is CEO of Asia Business Consulting Co., Ltd. She holds a masters degree from East China Normal University and a law degree from East China Politics and Law University and was a Sloan Fellow at Stanford University.

Jin Biao has been Chairman of Earjoy since November 2004. He has served in various executive and supervisory positions with pharmaceutical companies in China since 1968. He holds degrees from Hangzhou Medical School and Pharmaceutical University of China.

Item 5.03 – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

To comply with terms of the Exchange Agreement, the Company will file an amendment to its Articles of Incorporation to increase its authorized number of shares of common stock from 24,000,000 to 75,000,000 in accordance with Schedule 14 C Information Statement being filed with the SEC.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report

(c) Exhibits

4.0	Share Exchange Agreement
*	Unaudited Pro Forma Financial Statements
*	Audited Financial Statements of Hangzhou AiDa Pharmaceutical Co., Ltd.

* Financial exhibits are included at the end of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAS CONSULTING, INC.

/s/

B. Alva Schoomer

By: ___________________________

Name: B. Alva Schoomer

Title:

Chief Executive Officer and Chairman of the Board

Dated: June 1, 2005

EXHIBIT A

Total and percentage of shares to be delivered by the Company to the Earjoy Shareholders:

Names and Address (if known) of Each Shareholder	Number of Company Shares	Percentage of Company Shares

Union Zone Management Ltd. No. 31 Dingjiang Road Hangzhou Zhejieng PRC 31006	14,025,000	56.1%

Panasia Strategy Investment Co. Ltd. No. 8 Building 2558 Yan'an Rd. W Shanghai, PRC 201103	4,675,000	18.7%

Winsummit China Growing Holdings, Ltd. No. 8 Building 2558 Yan'an Rd. W Shanghai, PRC 201103	1,870,000	7.48%

Chan Kwan Hung	818,125	3.2750%

Chung Chi Wan Kenny	584,375	2.3375%

Kang Woon	701,250	2.805%

Wong Man Chun Lawrence	701,250	2.805%

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements of BAS Consulting, Inc. (the "BAS") have been prepared to indicate how the financial statements of BAS might have looked if the Merger with Earjoy Group Limited and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements have been prepared using the historical financial statements of the Company and Earjoy Group Limited (“Earjoy”) as of and for the years ended December 31, 2004 and 2003 assuming that the Merger took place as of the first day of each respective period. The acquisition of Earjoy by BAS has been accounted for as a reverse acquisition for financial accounting purposes. The reverse merger is deemed a capital transaction and the net assets of Earjoy (the accounting acquirer) are carried forward to BAS (the legal acquirer and the reporting entity) at their carrying value before the combination. The acquisition process utilizes the capital structure of BAS and the assets and liabilities of Earjoy which are recorded at historical cost. The unaudited pro forma financial statements also assume that the historical business of BAS was discontinued concurrent with the effective date of the Merger. All per share amounts have been calculated assuming that the number of shares outstanding after the merger (25,000,000) had been outstanding for the entire period.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of BAS and Earjoy. The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the Merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

Unaudited Pro Forma Balance Sheet

2004

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined
ASSETS
Current Assets:
Cash	$ -	$ 2,856,569		$ 2,856,569
Restricted cash	-	258,805		258,805
Accounts receivable - net	-	6,122,787		6,122,787
Notes receivable	-	1,726,545		1,726,545
Inventories	-	5,206,529		5,206,529
Other current assets	-	2,599,431		2,599,431
Total	-	18,770,666		18,770,666

PROPERTY AND EQUIPMENT – net	-	4,747,140		4,747,140
OTHER ASSETS	-	1,728,986		1,728,986
TOTAL	$ -	$25,246,792		$25,246,792

LIABILITIES & EQUITY

Current Liabilities:
Short-term debt	-	$ 8,625,868		$ 8,625,868
Accounts payable	$ 33,000	1,148,299	$ (33,000)	1,148,299
Due to related parties	-	5,952,226		5,952,226
Other	-	1,587,516		1,587,516
Total	33,000	17,313,909	(33,000)	17,313,909

LONG-TERM DEBT	-	1,087,416		1,087,416
OTHER LIABILITIES	-	1,733,840		1,733,840
Total	33,000	20,135,165	(33,000)	20,135,165

SHAREHOLDERS” EQUITY
Registered Capital	-	3,443,323	(3,443,323)	-
Reserve Fund	-	449,957	(449,957)	-
Preferred stock	-	-		-
Common stock	10,454	-	14,546	25,000
Additional paid-in capital	45,239	-	3,878,734	3,923,973
Retained earnings	(88,693)	1,218.203	33,000	1,162,510
Accumulated other comprehensive income	-	144		144
Total	(33,000)	5,111,627	33,000	5,111,627

TOTAL	$ -	$25,246,792	$ -	25,246,792

Book Value Per Share	$ (.00)	$ .20		$ .20

Unaudited Pro Forma Balance Sheet

2003

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

ASSETS
Current Assets:
Cash	$ -	$ 2,515,493		$ 2,515,493
Accounts receivable - net	-	3,240,576		3,240,576
Inventories	-	3,064,239		3,064,239
Other current assets	-	1,310,469		1,310,469
Total	-	10,130,777		10,130,777

PROPERTY AND EQUIPMENT – net	-	3,865,844		3,865,844
OTHER ASSETS	-	3,810,138		3,810,138
TOTAL	$ -	$17,806,759		$17,806,759

LIABILITIES & EQUITY
Current Liabilities:
Short-term debt	-	$ 7,337,876		$ 7,337,876
Accounts payable	$ 17,000	719,719	$ (17,000)	719,719
Due to related parties	-	1,364,653		1,364,653
Other	-	2,036,793		2,036,793
Total	17,000	11,459,041	(17,000)	11,459,041

LONG-TERM DEBT	-	1,208,212		1,208,212
OTHER LIABILITIES	-	883,615		883,615
Total	17,000	13,550,868	(17,000)	13,550,868

SHAREHOLDERS” EQUITY
Registered Capital	-	2,476,743	(2,476,743)	-
Reserve Fund	-	117,875	(117,875)	-
Preferred stock	-	-		-
Common stock	9,000	-	16,000	25,000
Additional paid-in capital	-	-	2,578,618	2,578,618
Retained earnings	(26,000)	1,661,125	17,000	1,652,125
Accumulated other comprehensive income	-	148		148
Total	(33,000)	4,255,891	17,000	4,255,891

TOTAL	$ -	$17,806,759	$ -	$17,806,759

Book Value Per Share	$ (.00)	$ .17		$ .17

Unaudited Pro Forma Statement of Operations

Year Ended December 31, 2004

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

Revenues	$ 6,500	$18,237,796	$ (6,500)	$18,237,796

Cost of Sales	-	(6,871,976)		(6,871,976)

Gross Profit	6,500	11,365,820	(6,500)	11,365,820

Research and Development	-	(263,081)		(263,081)

Selling and Distribution	-	(6,036,561)		(6,036,561)

General and Administrative	(69,195)	(2,076,523)	69,195	(2,076,523)

Income from Operations	-	2,989,655		2,989,655

Other – net	-	(345,167)		(345,167)

Income Before Income Taxes	(62,693)	2,644,488	62,693	2,644,488

Income Taxes	-	(171,645)		(171,645)

Income Before Minority Interest	(62,693)	2,472,843	62,693	2,472,843

Minority Interest	-	(837,903)		(837,903)

Net Income	(62,693)	1,634,940	62,693	1,634,940

Foreign Currency Translation	-	(4)		(4)

Comprehensive Income	$ (62,693)	$ 1,634,936	$ 62,693	$ 1,634,936

Income (Loss) Per Share	$ (.00)	$ .07	$ .00	$ .07

Unaudited Pro Forma Statement of Operations

Year Ended December 31, 2003

	Historical		Pro Forma
	BAS	Earjoy	Adjustments	Combined

Revenues	$ 18,000	$12,589,528	$ (18,000)	$12,589,528

Cost of Sales	-	(4,772,222)		(4,772,222)

Gross Profit	18,000	7,817,306	(18,000)	7,817,306

Research and development	-	(120,817)		(120,817)

Selling and distribution	-	(4,354,291)		(4,354,291)

General and Administrative	(35,000)	(1,415,024)	35,000	(1,415,024)

Income from Operations	(17,000)	1,920,419	17,000	1,920,419

Other – net	-	254,532		254,532

Income Before Income Taxes	(17,000)	2,174,951		2,174,951

Income Taxes	-	(706,434)		(706,434)

Income Before Minority Interest	(17,000)	1,468,517	17,000	1,468,517

Minority Interest	-	(133,960)		(133,960)

Net Income	(17,000)	1,334,557	17,000	1,334,557

Foreign Currency Translation	-	156		156

Comprehensive Income	$ (17,000)	$ 1,334,713	$ 17,000	$ 1,334,713

Income (Loss) Per Share	$ (.00)	$ .05	$ .00	$ .05

HANGSHOU AIDA PHARMACEUTICALS CO., LTD.

AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF CHANGE IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED

DECEMBER 31, 2004 AND 2003

PAGE 7-30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2004 AND 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the board of Directors and Shareholders of

Hangzhou Aida Pharmaceuticals Co., Ltd. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries (the “Company”) as of December 31, 2004 and 2003 and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  These standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hangzhou Aida Pharmaceuticals Co., Ltd. and subsidiaries as of December 31, 2004 and 2003 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

/s/ Weinberg & Company, P.A.

Weinberg & Company, P.A.

Boca Raton, Florida

April 12, 2005

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND 2003

ASSETS	2004	2003
CURRENT ASSETS
Cash and cash equivalents	$2,856,569	$2,515,493
Restricted cash	258,805	-
Accounts receivable, net of allowance for doubtful accounts
of $130,610 and $14,230, respectively	6,122,787	3,240,576
Notes receivable	1,726,545	-
Inventories, net	5,206,529	3,064,239
Due from related parties	610,452	444,637
Other receivables and prepaid expenses	966,712	572,488
Due from employees	739,385	139,181
Prepayments for goods	282,882	85,156
Deferred taxes	-	69,007
Total current assets	18,770,666	10,130,777

Plant and equipment, net	4,747,140	3,865,844
Land use right, net	591,620	603,057
Construction in progress	51,494	1,174,557
Patents, net	178,583	261,811
Long term investments	640,320	640,320
Due from related parties	25,745	623,965
Due from employees	26,286	292,933
Deferred taxes	214,938	213,495
TOTAL ASSETS	$25,246,792	$17,806,759
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,148,299	$719,719
Other payables and accrued liabilities	1,022,532	1,068,871
Short term debt	8,625,868	7,337,876
Due to related parties	5,952,226	1,364,653
Taxes payable	26,104	506,825
Customer deposits	431,427	397,967
Deferred taxes	107,453	63,130
Total current liabilities	17,313,909	11,459,041

LONG-TERM LIABILITIES
Long-term bank loan	1,087,416	1,208,212
Deferred taxes	174,623	162,329
Minority interest	1,559,217	721,286
Total long-term liabilities	2,821,256	2,091,827
TOTAL LIABILITIES	20,135,165	13,550,868

SHAREHOLDERS' EQUITY
Registered capital	3,443,323	2,476,743
Reserve fund	449,957	117,875
Retained earnings	1,218,203	1,661,125
Accumulated other comprehensive income	144	148
Total Shareholders' Equity	5,111,627	4,255,891
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$25,246,792	$17,806,759
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

REVENUES	$18,237,796	$12,589,528

COST OF GOODS SOLD	(6,871,976)	(4,772,222)

GROSS PROFIT	11,365,820	7,817,306

Research and development costs	(263,081)	(127,572)

Selling and distribution expenses	(6,036,561)	(4,354,291)

General and administrative expenses	(2,076,523)	(1,415,024)

INCOME FROM OPERATIONS	2,989,655	1,920,419

OTHER INCOME (EXPENSE)

Investment income	-	120,817

Interest expense	(505,059)	(340,801)

Government grants	-	226,868

Forgiveness of debt	-	208,106

Other income, net	159,892	39,542

INCOME BEFORE INCOME TAXES	2,644,488	2,174,951

INCOME TAXES	(171,645)	(706,434)

INCOME BEFORE MINORITY INTEREST	2,472,843	1,468,517

MINORITY INTEREST	(837,903)	(133,960)

NET INCOME	1,634,940	1,334,557

FOREIGN CURRENCY TRANSLATION (LOSS) GAIN	(4)	156

COMPREHENSIVE INCOME	$1,634,936	$1,334,713
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

				Accumulated
				Other
	Registered	Reserve	Retained	Comprehensive
	Capital	Fund	Earnings	Income/(Loss)	Total

BALANCE, JANUARY 1, 2003	$2,476,743	$117,875	$326,568	$(8)	$2,921,178

Net income	-	-	1,334,557	-	1,334,557

Foreign currency translation gain	-	-	-	156	156

BALANCE, DECEMBER 31, 2003	$2,476,743	$117,875	$1,661,125	$148	$4,255,891

Capital contribution	966,580	-	-	-	966,580

Reserve fund	-	332,082	(332,082)	-	-

Dividend	-	-	(1,745,780)	-	(1,745,780)

Foreign currency translation loss	-	-	-	(4)	(4)

Net income	-	-	1,634,940	-	1,634,940

BALANCE, DECEMBER 31, 2004	$3,443,323	$449,957	$1,218,203	$144	$5,111,627
See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,634,940	$1,334,557
Adjustments to reconcile net income to net cash (used in)
provided by operating activities:
Depreciation and amortization	609,338	493,703
Provision for doubtful accounts	116,380	14,230
Inventory provision	200,017	-
Gain on sale of plant and equipment	-	(38,805)
Deferred taxes	124,181	74,042
Forgiveness of debt	-	208,106
Minority interests' share of net income	837,903	133,960
Other	-	3,261

Changes in operating assets and liabilities:
(Increase) Decrease In:
Accounts receivable	(2,998,591)	(1,200,957)
Inventories	(2,342,307)	(717,278)
Other receivables and prepaid expenses	(394,224)	(418,322)
Prepayment for goods	(197,726)	308,403
Increase (Decrease) In:
Accounts payable	428,580	28,674
Other payables and accrued liabilities	(46,339)	525,838
Taxes payable	(480,721)	323,465
Customer deposits	33,460	82,645
Net cash (used in) provided by operating activities	(2,475,109)	1,155,522

CASH FLOWS FROM INVESTING ACTIVITIES
Restricted cash	(258,805)	-
Purchase of plant and equipment	(229,931)	(1,118,558)
Cash received from sale of plant and equipment	-	109
Purchases of construction in progress	(42,974)	(746,169)
Purchase of land use right	-	(4,486)
Notes receivable	(1,726,545)	-
Due from related parties	432,405	(81,772)
Due from employees	(333,557)	(107,833)
Purchase of patents	-	(175,198)
Net cash used in investing activities	(2,159,407)	(2,233,907)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term debt	10,259,176	11,131,145
Repayments of short-term debt	(8,971,184)	(11,277,054)
Proceeds from related parties	4,587,573	618,314
Proceeds from capital contribution	966,580	247,704
Proceeds from long-term bank loans	-	1,208,212
Repayment of long-term bank loans	(120,796)	-
Dividend	(1,745,781)	-
Net cash provided by financing activities	4,975,568	1,928,321

INCREASE IN CASH AND CASH EQUIVALENTS	341,052	849,936
(continued)

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003

Effect of exchange rate changes on cash	24	156
Cash and cash equivalents at beginning of year	2,515,493	1,665,401

CASH AND CASH EQUIVALENTS AT END OF YEAR	$2,856,569	$2,515,493

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$(528,186)	$(308,943)
Interest paid	$(527,170)	$(385,020)

SUPPLEMENTAL NON-CASH DISCLOSURES:

During 2004, $1,166,036 was transferred from construction in progress to plant and equipment

During 2003, $757,012 was transferred from construction in progress to plant and equipment

During 2003, $299,636 of due from related parties was settled by transferring a transfusion production line with a net book value of $268,558 resulting in a $31,078 gain.

See accompanying notes to the consolidated financial statements.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

1.

ORGANIZATION AND PRINCIPAL ACTIVITIES

Hangzhou Aida Pharmaceuticals Co., Ltd. (“Aida”) was incorporated on March 26, 1999 as a company with limited liability under the laws of the People’s Republic of China (“PRC”).  The Company is owned 100% by Earjoy Group Ltd.

The primary operations of Aida and its subsidiaries (the “Company”) are the development, production and distribution of cardiovascular and anti cancer drugs, in the form of powder for injection, liquid for intravenous injection, capsule, tablet, ointment, etc., within the PRC.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Principles of Consolidation

The consolidated financial statements include the accounts of Aida and its wholly owned subsidiary, Hangzhou Boda Medical Research and Development Co., (“Boda”) and its 50% owned subsidiary Hainan Aike Pharmaceutical Co., Ltd. (“Hainan”).  The Company exercises significant influence over Hainan by controlling over 50% of the voting rights.  Hainan owns 95% of Yang Pu Aike Pharmaceutical Co., Ltd. (“Yangpu”).

All significant inter-company accounts and transactions have been eliminated in consolidation.

Certain prior year accounts have been reclassified to conform to the current year’s presentation.

(b)

Concentrations

The Company has four major customers who account for the following percentage of total sales and total accounts receivable in 2004 and 2003:

	Sales		Accounts Receivable
Major Customers	2004	2003	2004	2003

Company A	9%	11%	7%	6%
Company B	5%	-	13%	-
Company C	5%	-	3%	-
Company D	5%	-	6%	-

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

The Company has two major suppliers: Zheijiang Guobang Veterinary Drug Co., Ltd., a company controlled by a director of the Company and Changzhou Fangyuan Pharmaceutical Ltd., in which the Company has 14% equity interest.  The purchase from Zhejiang Guobang Veterinary Drug Co., Ltd. amounted to $2,740,446 in 2004 and the purchases from Changzhou Fangyuan Pharmaceutical Ltd. amounted to $1,102,597 and $2,416,020 in 2004 and 2003, respectively.  Also see Note 17.

The sole market of the Company is the PRC for the years ended December 31, 2004 and 2003.

Of the total revenue for 2004 and 2003, 46% and 59%, respectively, was fully dependent on the patent for Etimicin Sulfate owned by the Company.  The net book value of the patent is $178,583 and $261,811 at December 31, 2004 and 2003, respectively.

(c)

Economic and Political Risks

The Company’s operations are conducted in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe.  These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange.  The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and method of taxation, among other things.

(d)

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

(e)

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due to/from related parties, other receivables and prepaid expenses, due from employees, prepayments for goods, accounts payable, other payables and accrued liabilities, debt, tax payables and customer deposits.  Management has estimated that the carrying amount approximates fair value due to their short-term nature.

(f)

Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.  The Company does not maintain any bank accounts in the United States of America.

Restricted cash at December 31, 2004 represents time deposits on account to secure notes payable.  See Note 11.

(g)

Inventories

Inventories are stated at the lower of cost or net realizable value.  Cost of raw materials is determined on the basis of weighted average.  Finished goods are determined on the weighted average basis and comprise direct materials, direct labor and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

As of December 31, 2004 and 2003, the Company has an inventory reserve of $200,017 and $0, respectively, for obsolete finished goods.

(h)

Trade Receivables

Trade receivables are recognized and carried at original invoice amount less allowance for any uncollectible amounts.  An estimate for doubtful accounts is made when collection of the full amount is no longer probable.  As of December 31, 2004 and 2003, the Company has an allowance for doubtful accounts of $130,610 and $14,230, respectively.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(i)

Prepayment for goods

Prepayments for goods represent cash paid in advance to suppliers for purchasing raw materials.

(j)

Long-Term Investments

The Company had invested in four companies in the PRC that have operations in the pharmaceutical industry.  The investment in one of the companies was fully written off prior to 2003.  As of December 31, 2004 and 2003, the Company does not have more than 20% interest in any of these investments and does not exercise significant influence over them.  The Company accounts for these investments under the cost method.  Investment income is recognized by the Company when the investee declares a dividend and the Company believes it is collectible.  Also see Note 10.

(k)

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization.  Depreciation is provided over their useful lives, using the straight-line method.  Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter.  Estimated useful lives are as follows:

Buildings

20 to 40 years

Machinery

10 years

Motor vehicles

10 years

Office equipment

5 years

Leasehold improvements

5 to 20 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.  The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(l)

Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees.  Capitalization of these costs ceases and the construction in progress is transferred to fixed assets when substantially all the activities necessary to prepare the assets for their intended use are completed.  No depreciation is provided until the assets are completed and ready for their intended use.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(m)

Capitalized Interest

The Company capitalizes interest as a component of building construction costs.  Total interest expense incurred for the years ended December 31, 2004 and 2003 amounted to $527,170 and $385,020, respectively.  Total interest expense capitalized as part of the construction costs for the years ended December 31, 2004 and 2003 amounted to $22,111 and $44,219, respectively.

(n)

Land Use Right

According to the laws of China, the government owns all the land in China.  Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government.  The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(o)

Patents

Patents are comprised of the purchased cost of production licenses for new medicines.  Patents are amortized over their beneficial periods of 2 to 5 years, using the straight-line method.

(p)

Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  The Company also periodically evaluates the amortization periods of its depreciable assets to determine whether subsequent events and circumstance warrant revised estimates of the useful lives.

(q)

Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon delivery of goods to customers.  Revenue is recognized when all of the following criteria are met:

- Persuasive evidence of an arrangement exists,

- Delivery has occurred or services have been rendered,

- The seller’s price to the buyer is fixed or determinable, and

- Collectibility is reasonably assured.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

For fixed-priced refundable contracts, the Company recognizes revenue on a completion basis.  Progress payments received/receivable are recognized as revenue only if the specified criteria are achieved, accepted by the customer, confirmed not refundable and continued performance of future research and development services related to the criteria are not required.

(r)

Government Grants

Grants received from the PRC Government for assisting the Company’s technical research and development are recognized as other income when the proceeds are received or collectible.

During 2004 and 2003, $0 and $226,868 was received from the PRC Government for assisting the Company’s technical research and development.

(s)

Research and Development Costs

Expenditures relating to the development of new products and processes, including significant improvements to existing products are expensed as incurred.  Research and development expenses were $263,081 and $127,572 for the years ended December 31, 2004 and 2003, respectively.

(t)

Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to operations as incurred.  Retirement benefits amounting to $83,824 and $42,162 were charged to operations for the years ended December 31, 2004 and 2003, respectively.

(u)

Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars.  The functional currency of the Company is Renminbi (RMB).  The consolidated financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses.  Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2004	2003
Year end RMB: US$ exchange rate	8.2765	8.2767
Average yearly RMB: US$ exchange rate	8.2766	8.2770

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(v)

Income Taxes

The Company accounts for income tax using the asset and liability approach.  Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future utilization is uncertain.

(w)

Reserve Fund

In 2004 and 2003, the Company transferred 15% of its PRC profit after taxation to the surplus reserve fund in the amount of $332,082 and $0, respectively.  As of December 31, 2004 and 2003, the Company’s accumulated reserve fund is $449,957 and $117,875, respectively.  No reserve fund was recognized in 2003 because the Company was not considered a Foreign Invested Enterprise.

Subject to certain restrictions set in the PRC Companies law, the surplus reserve fund may be distributed to shareholders in the form of share bonus issues and/or cash dividends.

(x)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distribution to owners. Among other disclosures, all items that are required to recognize under current accounting standards as components of comprehensive income should be reported in a financial statement that is presented with the same prominence as other financial statements.  The Company’s only current component of comprehensive income is the foreign currency translation adjustment.

(y)

Segments

The Company operates in one business segment, the development, production and distribution of pharmaceutical products.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

(z)

Recent Accounting Pronouncements

In January 2003, (as revised in December 2003) The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, an interpretation of Accounting Research Bulletin (“ARB”) No. 51, “Consolidated Financial Statements”.  Interpretation No. 46 addresses consolidation by business enterprises of equitable interest entities, which have one or both of the following characteristics: (i) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interest that will absorb some or all of the expected losses of the entity; (ii) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: the direct or indirect ability to make decisions about the entities activities through voting rights or similar rights; or the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses.

Interpretation No. 46, as revised, also requires expanded disclosures by the primary beneficiary (as defined) of a variable interest entity and by an enterprise that holds a significant variable interest in a variable interest entity but is not the primary beneficiary.

Interpretation No. 46, as revised, applies to small business issuers not later than the end of the first reporting period that ends after December 15, 2004.  This effective date includes those entities to which Interpretation 46 had previously been applied.

However, prior to the required application of Interpretation No. 46, a public entity that is a small business issuer shall apply Interpretation 46 or this Interpretation to those entities that are considered to be special-purpose entities no later than as of the end of the first reporting period that ends after December 15, 2003.

Interpretation No. 46 may be applied prospectively with a cumulative-effect adjustment as of the date on which it first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”.  SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity.  The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

SFAS No. 150 affects the issuer’s accounting for three types for freestanding financial instruments.  One type is mandatory redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets.  A second type includes put options and forward purchase contracts, which involves instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets.  The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominately to a variable such as a market index, or varies inversely with the value of the issuer’s shares.  SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of Statement 150 are consistent with the existing definition of liabilities in FASB Concepts Statement No. 6, “Elements of Financial Statements”.  The remaining provisions of this Statement are consistent with the FASB’s proposal to revise the definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares.  This Statement shall be effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of a non-public entity, as to which the effective date is for fiscal periods beginning after December 15, 2004.

In November 2004, the FASB issued SFAS No. 151 “Inventory Costs”.  SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing”, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  In addition, SFAS No. 151 requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities.  The provisions of SFAS No. 151 will be effective for the Company beginning 2005.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets, an Amendment of Accounting Principles Board (“APB”) No. 29”.  This statement amends APB Opinion No. 29, “Accounting for Nonmonetary Transactions”.

Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle.  However, FASB 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance.  A nonmonetary exchange has commercial substance only if the future cash flows of the entity is expected to change significantly as a result of the exchange.  This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

2.

SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (CONTINUED)

In December 2004, the FASB issued a revised SFAS No. 123, Accounting for Stock-Based Compensation, which supersedes APB opinion No. 125, Accounting for Stock Issued to Employees, and its related implementation guidance.  This statement requires a public entity to recognize and measure the cost of employee services it receives in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions).  These costs will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). This statement also establishes the standards for the accounting treatment of these share-based payment transactions in which an entity exchanges its equity instruments for goods or services. It addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.  This statement shall be effective the first interim or annual reporting period that begins after December 15, 2005 for small business public entities and nonpublic companies.

The implementation of the above pronouncements are not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

3.

NOTES RECEIVABLE

Notes receivable at December 31, 2004 consist of the following:

2004
Bank acceptance notes:

Due January 18, 2005 (subsequently settled)	$12,082
Due March 26, 2005 (subsequently settled)	10,023
Due May 12, 2005	60,412
Due May 17, 2005	24,164
Due June 2, 2005	6,041
Due June 14, 2005	24,165
Due June 19, 2005	71,890
Due June 22, 2005	36,389
Due June 26, 2005	72,494
Subtotal	317,660

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

Other notes receivable from unrelated companies:

Due May 20, 2005	120,824
Due May 31, 2005	936,110
Due June 30, 2005	30,206
Due December 31, 2005	321,745
Subtotal	1,408,885

Total	$1,726,545

Notes receivable from unrelated companies are interest-free and unsecured.

4.

INVENTORIES

Inventories at December 31, 2004 and 2003 consist of the following:

	2004	2003

Raw materials	$1,821,483	$1,665,158
Work-in-progress	171,605	30,106
Finished Goods	3,413,458	1,368,975
	5,406,546	3,064,239

Less: inventory reserve	(200,017)	-

Inventories, net	$5,206,529	$3,064,239

5.

DUE FROM/TO RELATED PARTIES

(I) Due From Related Parties

		2004	2003

Current:
Ningbo Tianheng Pharmaceuticals	(a)	$-	$299,636
Zhejiang Anglikang Pharmaceuticals	(b)	483,296	120,821
Jinou Group	(c)	127,156	24,180
Subtotal		610,452	444,637

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

5.

DUE FROM/TO RELATED PARTIES (CONTINUED)

Long-term:
Jin Biao	(g)	25,745	98,257
Gong Yuda	(d)	-	302,038
Xigelanci International Trade Co.	(e)	-	8,608
Shengzhou Jinji Medical Investment Co.	(f)	-	215,062
Subtotal		25,745	623,965
Total amount due from related parties		$636,197	$1,068,602

(II) Due To Related Parties

		2004	2003
Xinchang Guobang Chemicals Co., Ltd.	(h)	$-	$102,051
Zhejiang Guobang Veterinary Drug Co., Ltd.	(i)	5,074,754	116,565
Changzhou Fangyuan Pharmaceutical Ltd.	(j)	877,472	1,146,037
Total amount due to related parties		$5,952,226	$1,364,653

(III)  Due from Employees

		2004	2003

Current		$739,385	$139,181
Long-term		26,286	292,933
Total amount due from employees	(k)	$765,671	$432,114

(a)  Ninbo Tianheng Pharmaceutical (“Tianheng”) is a former shareholder of the Company.  Tianheng purchased a transfusion production line from the Company for $299,636 during 2003.  The amount was interest free, unsecured and collected on April 28, 2004.

(b)  The amount represents loans receivable from Zhejiang Anglikang Pharmaceuticals, for which the Company is a minority shareholder.  The amount was unsecured and interest was charged at a rate of 5.58% per annum, and $362,472 was collected on January 12, 2005.

(c)  The amount represents money advanced to Jinou Group, for which its director, Jin Biao, is also the legal representative of Ningbo Tianheng Pharmaceutical.  The amount is interest free, unsecured and due on April 30, 2005.

(d)  Gong Yuda us an officer of the subsidiary, Hangzhou Boda Medical Research and Development Co.  He received a loan for $302,038 in 2002.  The loan is interest free, unsecured and was collected on October 12, 2004.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

5.

DUE FROM/TO RELATED PARTIES (CONTINUED)

(e)  International Trade Co. (“Xigelanci”).  Xigelanci received a loan for $8,608 from the Company.  The amount was interest free, unsecured and was collected on September 18, 2004.

(f)  Shengzhou Jinji Medical Investment Co., a former shareholder of the Company, received a cash advance from the Company of $215,062 in 2003.  The cash advance was unsecured, interest-free and was collected on October 25, 2004.

(g)  Jin Biao, formerly the Company’s president, is now the legal representative of Ningbo Tianheng Pharmaceutical.  The amount represents advances, which are unsecured, interest-free and collectible on demand.

(h)  Li Kemin is the director of both Xinchang Guobang Chemicals Co., Ltd. and Yang Pu Aike Pharmaceutical Co., Ltd.  In 2003 Xinchang Guobang Chemicals Co., Ltd. made purchases from Yang Pu Aike Pharmaceutical Co., Ltd. amounting to $260,860 of which $102,051 remained due as of December 31, 2003 and was paid on November 11, 2004.

(i)  Zheijiang Guobang Veterinary Drug Co., Ltd., a company controlled by the directors of the Company, sold $2,740,446 of raw materials to the Company in 2004.  In addition, the Company entered into two notes with Zhejiang Guobang Veterinary Drug Co., Ltd. in the amount of $362,472, due May 19, 2005 and $538,571, due August 31, 2005, respectively.  The Company also received cash proceeds from the transfer of interest of the Company between Zhejiang Guobang Veterinary Drug Co., Ltd. and Best Nation Investment Co., Ltd. of $1,465,450, on behalf of Zhejiang Goubang Veterinary Drug Co., Ltd. in 2004.  On March 18, 2005, $1,465,450 was repaid by the Company.  The remaining balance has no fixed repayment terms, is interest-free and unsecured.

(j)  Changzhou Fangyuan Pharmaceutical, Ltd., in which the Company has 14% equity interest, sold $1,102,597 and $2,416,020 of raw materials to the Company during 2004 and 2003, respectively.  On February 1, 2005, the Company acquired an additional 47% interest of Changzhou Fangyuan Pharmaceutical, Ltd.  See Note 16.

(k)  Due from employees are interest-free, unsecured and have no repayment terms.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

6.

PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31:

	2004	2003
At cost:
Buildings	$2,373,820	$2,354,080
Machinery	3,044,357	2,621,653
Motor vehicles	456,796	443,501
Office equipment	198,758	165,843
Leasehold improvements	734,344	111,625
	6,808,075	5,696,702

Less: Accumulated depreciation
Buildings	670,491	586,217
Machinery	1,075,361	1,036,398
Motor vehicles	188,628	144,174
Office equipment	86,211	59,194
Leasehold improvements	40,244	4,875
	2,060,935	1,830,858
Plant and equipment, net	$4,747,140	$3,865,844

The net book value of buildings pledged for certain bank loans at December 31, 2004 and 2003 are $1,302,920 and $1,362,746, respectively.  Also see Note 12.

Depreciation expense for 2004 and 2003 is $514,673 and $412,895, respectively.

The legal title of four motor vehicles purchased with an aggregate net book value of $118,755 were registered in the name of Mr. Lu Kemin, the director of Hainan, Mr. Liu Xingjun, Mr. Wang Guoqiang and Mr. Ying Jianyao, the management members of Aida.  These four individuals and the Company represent that these motor vehicles are the assets of the Company and the Company’s legal counsel has represented the ownership of the vehicles by the Company as well.  Currently, the Company is in the process of transferring the legal title of the motor vehicles to the Company.  Such transfer procedures are expected to be completed in the near future.

7.

LAND USE RIGHT

	2004	2003

Cost	$637,204	$637,204
Less: Accumulated amortization	45,584	34,147
Land use right, net	$591,620	$603,057

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

Amortization expense for the years ended December 31, 2004 and 2003 is $11,437 and $17,075, respectively.

The net book value of the land use right is pledged as collateral for the long-term bank loan at December 31, 2004.  See Note 12.

8.

PATENTS

	2004	2003

Cost	$325,544	$325,544
Less: Accumulated amortization	146,961	63,733
Patents, net	$178,583	$261,811

Amortization expense for the year ended December 31, 2004 and 2003 is $83,228 and $63,733, respectively.

Amortization expense for the next five years and thereafter is as follows:

2005	53,028
2006	53,028
2007	53,028
2008	19,499
Total	$178,583

9.

CONSTRUCTION IN PROGRESS

Construction in progress at December 31, 2004 and 2003 consist of the following:

	2004	2003
Building	$51,494	597,469
Machinery	-	507,697
Design fees	-	69,391
	$51,494	$1,174,557

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

10.

LONG-TERM INVESTMENTS

As of December 31, 2004 and 2003, long-term investments consisted of the following:

	Ownership
	Interest	2004	2003
At cost:
Changzhou Fangyuan Pharmaceutical, Ltd.	14%	$421,715	$421,715
Hangzhou Longde Medical Machinery Co., Ltd.	10.60%	97,790	97,790
Zhejiang Anglikang Pharmaceutical Co., Ltd.	4.25%	120,815	120,815
		$640,320	$640,320

In 2003, the Company recorded investment income of $120,817 from Zhejiang Anglikang Pharmaceutical Co., Ltd.  The amount was collected on June 14, 2004.

On February 1, 2005, the Company acquired an additional 47% interest of Changzhou Fangyuan Pharmaceutical, Ltd.  See Note 17.

11.

SHORT-TERM DEBT

Short-term debt as of December 31, 2004 and 2003 consists of the following:

	2004	2003
Loans from Hangzhou Commercial Bank, due
September 19, 2005 and September 4, 2004,
respectively, monthly interest only payments
at 5.84% and 5.31% per annum, respectively,
guaranteed by Xinchang Guobang Chemicals
Co., Ltd.	$604,120	$1,208,211

Loan from Hangzhou Commercial Bank, due
September 19, 2005 monthly interest only
payments at 5.84% per annum, guaranteed by
Ningbo Tianheng Pharmaceutical Co., Ltd.	604,120	-

Loans from Industrial and Commercial Bank
of China, due September 23, 2005 and April
20, 2004, respectively, monthly interest only
payments at 5.84% and 5.31 % per annum,
respectively, secured by assets owned by the
Company.	604,120	604,106

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Loans from Industrial and Commercial Bank
of China, due August 19, 2005 and August 20,
2004, respectively, monthly interest only
payments at 5.84% and 5.31% per annum,
respectively, secured by assets owned by the
Company.	845,768	845,747

Loans from Industrial and Commercial Bank
of China, due September 20, 2005 and
September 20, 2004, respectively, monthly
interest only payments at 5.84% and 5.31% per
annum, respectively, secured by assets owned
by the Company.	755,150	755,132

Loans from Industrial and Commercial Bank
of China, due October 20, 2004, monthly
interest only payments at 5.31 % per annum,
secured by assets owned by the Company.	-	604,106

Loans from Industrial and Commercial Bank
of China, due July 20, 2005 and August 20,
2004, respectively, monthly interest only
payments at 5.84% per annum, secured by
assets owned by the Company.	724,944	724,927

Loans from Citic Industrial Bank, due March
22, 2005 and January 22, 2004, respectively,
monthly interest only payments at 5.84% per
annum, guaranteed by Xinchang Guobang
Chemicals Co., Ltd. And Jinou Group
(subsequently repaid on its due date).	362,472	362,463

Loans from Citic Industrial Bank, due June 24,
2005 and May 20, 2004, respectively, monthly
interest only payments at 5.74% and 5.58% per
annum, respectively, guaranteed by Xinchang
Guobang Chemical Co., Ltd. and Jinou
Group, and Zhejiang Medicine Co., Ltd.,
respectively.	604,120	1,449,853

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Loans from Citic Industrial Bank, due March
17, 2005, monthly interest only payments at
5.54% per annum, guaranteed by Xinchang
Guobang Chemicals Co., Ltd. And Jinou
Group (subsequently repaid on its due date).	362,472	-

Loans from Hua Xia Bank, due March 11,
2005, monthly interest only payments at
5.31% per annum, guaranteed by Xinchang
Guobang Chemicals Co., Ltd. And Ningbo
Tianheng Pharmaceutical Co., Ltd.
(subsequently repaid on its due date).	724,944	-

Loans from China Merchants Bank, due April
07, 2005, monthly interest only payments at
5.84% per annum, guaranteed by Xinchang
Chemicals Co., Ltd.	604,120	-

Loans from China Merchants Bank, due May
12, 2005, monthly interest only payments at
5.84% per annum, guaranteed by Xinchang
Chemicals Co., Ltd.	604,120	-

Loans from Industrial and Commercial Bank
of China, due May 19, 2005 and August 11,
2004, respectively, monthly interest only
payments at 5.84% per annum, guaranteed by
Mr. Li Kemin and Hangzhou Aida
Pharmaceuticals Co., Ltd., respectively	604,120	604,105

Loans from Industrial and Commercial Bank
of China, due November 26, 2005, monthly
interest only payments at 6.70% per annum,
guaranteed by Hangzhou Aida
Pharmaceuticals Co., Ltd.	362,472	-

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

11.

SHORT-TERM DEBT (CONTINUED)

Notes payable to unrelated companies:
Due February 26, 2004	-	54,369
Due March 26, 2004	-	124,857
Due January 29, 2005 (subsequently repaid
on its due date)	63,796	-
Due March 27, 2005 (subsequently repaid on
its due date)	72,495	-
Due April 10, 2005 (subsequently repaid on
its due date)	77,931	-
Due May 16, 2005	44,584	-
	$8,625,868	$7,337,876

Interest expense for 2004 and 2003 was $505,059 and $340,801, respectively.

Notes payable to unrelated companies are interest-free and were paid on their due dates.  All the notes payable are subject to bank charges of 0.05% of the principal as commission on each loan transaction.  Bank charges for notes payable were $604 and $451 in 2004 and 2003, respectively.

Restricted cash of $258,805 is security for the notes payable at December 31, 2004.

12.

LONG-TERM BANK LOAN

As of December 31, 2004 and 2003, the Company borrowed $1,087,416 and $1,208,212 from Industrial Commercial Bank of China, respectively.  The current 2004 loan has interest at 5.49%, is secured by a building and the land use right of the Company with a net book value of $1,894,540 at December 31, 2004 and is due April 10, 2006.  Interest is accrued and paid quarterly.  During 2004 and 2003, the Company paid $63,568 and $44,219 for long-term bank loans, respectively, and $22,111 and $44,219 of interest which was capitalized as a component of building construction costs.  See Note 2(1).

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES

(a)

Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the corporation income tax (“CIT”) rate is 33%.  Hainan and Yangpu, are subsidiaries registered in Hainan, PRC, and their corporate income tax rate of 15% is the tax rate for companies registered in Hainan, PRC in accordance with the relevant tax laws in PRC.  However, in accordance with the relevant taxation laws in the PRC, from the time that a company has its first profitable year, a foreign investment company is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years.  For Hangzhou and Hainan, the first profitable year for income tax purposes as a foreign investment company was 2004.  Income tax expense for the years ended December 31, 2004 and 2003 is summarized as follows:

	2004	2003
Current:
CIT	$47,464	$632,392

Deferred:
CIT	$124,181	$74,042

Income tax expense	$171,645	$706,434

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2004 and 2003 (computed by applying the CIT rate of 33 percent to income before income taxes) as follows:

	2004	2003

Computed "expected" expense	$872,681	$717,734
Timing differences	124,181	74,042
Tax exemptions	(825,217)	(85,342)

Income tax expense	$171,645	$706,434

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES (CONTINUED)

	2004	2003

Deferred tax assets:
Current portion:
Selling and distribution expenses	$-	$69,007
Subtotal	-	69,007

Non-current portion:
Depreciation	55,797	48,244
Impairment and amortization	64,243	59,712
Bad debt provision	35,236	47,905
Pre-operating expenses	18,914	53,212
Research and development costs	13,112	14,445
Other	27,636	26,831
Less: Valuation allowance	-	(36,854)
Subtotal	214,938	213,495

Total deferred tax assets	214,938	282,502

Deferred tax liabilities:
Current portion:
Sales cut-off	58,405	45,627
Others	49,048	17,503
Subtotal	107,453	63,130

Non-current portion:
Subsidy income	74,339	74,337
Government grant	73,401	73,399
Other	26,883	14,593
Subtotal	174,623	162,329

Total deferred tax liabilities	282,076	225,459

Net deferred (liabilities) assets	$(67,138)	$57,043

The recoverability of the deferred tax benefit for the Hainan subsidiary is uncertain given the fact that Hainan was a newly established company in 2002.  At December 31, 2003, an allowance of $36,854 was applied on the total deferred tax assets of Hainan.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

13.

INCOME TAXES (CONTINUED)

(b)

Value Added Tax (“VAT”)

In accordance with the relevant tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%.  VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser.  The Company is required to remit the VAT collected to the tax authority, but may deduct therefrom the VAT paid on eligible purchases.

The VAT payable of $590,397 and $282,862 at December 31, 2004 and 2003, respectively are included in other payables and accrued expenses in the accompanying consolidated balance sheets.

14.

COMMITMENTS AND CONTINGENCIES

The Company occupies plant and office space leased from third parties.  Accordingly, for the years ended December 31, 2004 and 2003 the Company recognized rental expense for these spaces of $385,736 and $62,021, respectively.

As of December 31, 2004, the Company has outstanding commitments with respect to non-cancelable operating leases for real estate, which fall due as follows:

Year Ending December 31,	Amount
2005	$507,048
2006	304,681
2007	263,080
2008	243,999
2009	194,124
Thereafter	364,756
Total	$1,877,688

15.

REGISTERED CAPITAL

The registered capital of the Company as of December 31, 2004 and 2003 is as follows:

Registered Capital	December 31, 2004		December 31, 2003

Earjoy Group Ltd.	$3,443,323	100%	$-	-
Zhejiang Guobang Veterinary Drug Do., Ltd.	-	-	1,208,167	48.78%
Xinchang Tongji Investment Co., Ltd.	-	-	540,431	21.82%
Xinchang Jinchang Industrial Co., Ltd.	-	-	485,430	19.60%
Ningbo Tianheng Pharmaceutical Co., Ltd.	-	-	242,715	9.80%
	$3,443,323	100%	$2,476,743	100%

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

15.

REGISTERED CAPITAL (CONTINUED)

On February 28, 2004, the board of directors of the Company approved the transfer of 9.8% of the Company’s shares from Ningbo Tianheng Pharmaceutical Co., Ltd. to Shengzhou Jinji Medical Investment Co., Ltd. for $242,725.  On the same day, the Company also approved the transfer of 48.78% of the Company’s shares from Zhejiang Guobang Veterinary Drug Do., Ltd. to Xinchang Jinchang Industrial Co., Ltd. for $462,366, Xinchang Tongji Investment Co., Ltd. for $514,679 and Shengzhou Jinji Medical Investment Co., Ltd. for $231,122.  On April 28, 2004, all of the then existing shareholders of the Company agreed to transfer all their interest in the Company to Best Nation Investment Co., Ltd. for $3,004,203.

On September 23, 2004, Best Nation Investment Co., Ltd. contributed additional cash of $966,580 into the Company.

On December 22, 2004, Best Nation Investment Co., Ltd. entered into an agreement with Earjoy Group Ltd. to transfer all the interest in the Company to Earjoy Group Ltd. for $1.  All of the transfers of the related certificates are still in progress by both parties and are estimated to be finalized in the near future.

16.

DIVIDEND

On March 31, 2004, the Company declared cash dividends to the Company’s then existing shareholders of $1,745,781, which were paid before December 31, 2004.  The dividends were distributed as follows:

Name of former shareholders:

Xinchang Tongji Investment Co., Ltd.	$743,720
Xinchang Jinchang Industrial Co., Ltd.	668,075
Shengzhou Jinji Pharmaceutical Co., Ltd.	333,985
$1,745,780

17.

SUBSEQUENT EVENTS

On February 1, 2005, the Company purchased an additional 47% interest in Changzhou Fangyuan Pharmaceutical Ltd. for $2,899,776.  Thereafter, Changzhou Fangyuan Pharmaceutical Ltd. became a 61% owned subsidiary of the Company.

HANGZHOU AIDA PHARMACEUTICALS CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

17.

SUBSEQUENT EVENTS (CONTINUED)

The following table reflects the unaudited pro forma combined results of operations for the year ended December 31, 2004, assuming the acquisition had occurred at the beginning of 2004.

Revenue	$22,866,402
Net income	$2,130,963

A summary of the estimated value of the assets acquired and liabilities assumed at the acquisition date is as follows:

Cash and cash equivalents	$2,274,801
Other current assets	4,237,894
Non-current assets	10,667,720
Goodwill	644,356
Current liabilities	(8,469,996)
Non-current liabilities	(4,458,406)
Minority interest	(1,658,285)

Total investment in Changzhou Fangyuan Pharmaceutical Ltd.	$3,238,084

On February 24, 2005, the Company purchased 55% of the outstanding shares of Shanghai Qiaer Bio-technology Co., Ltd., a company engaged in the research, development and sales of pharmaceutical products and related services.  The pro forma effect of this acquisition is immaterial to the consolidated financial statements.

Exhibit 4.0

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement, dated as of  June 1, 2005, is made by and among BAS CONSULTING, INC., a Nevada corporation (the "Acquiror"), each of the Persons listed on Exhibit A hereto (collectively, the "Shareholders", and individually a "Shareholder"), and Earjoy Group Limited, incorporated under the laws of the British Virgin Islands (the “Company”).

BACKGROUND

The Shareholders have agreed to transfer to the Acquiror, and the Acquiror has agreed to acquire from the Shareholders, all of the shares, which shares constitute 100% of the outstanding capital of the Company, in exchange for 23,375,000 shares of the Acquiror's Common Stock to be issued on the Closing Date (the "Acquiror Shares"), which Acquiror Shares shall constitute 93.5% of the issued and outstanding shares of Acquiror's Common Stock immediately after the closing of the transactions contemplated herein, (and after giving effect to a 1 for 6.433138 reverse stock split with respect to Acquiror’s previously outstanding 10,453,850 shares which amount to 1,625,000 post-split Acquiror shares) in each case, on the terms and conditions as set forth herein.

SECTION I

DEFINITIONS

Unless the context otherwise requires, the terms defined in this Section I will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

1.1

"Acquired Companies" means, collectively, the Company and the Company

Subsidiaries.

1.2

"Acquiror Balance Sheet" means the Acquiror's audited balance sheet at

December 31, 2004.

1.3

"Acquiror Board" means the Board of Directors of the Acquiror.

1.4

"Acquiror's Common Stock" means the BAS CONSULTING, INC. common stock, par value $.001 per share.

1.5

"Affiliate" means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

1.6

"Agreement" means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Share Exchange Agreement may be from time to time amended, modified or supplemented.

1.7

"Approved Plans" means a stock option or similar plan for the benefit of employees or others which has been approved by the stockholders of the Acquiror.

1.8

"Closing Acquiror Shares" means the aggregate number of Acquiror Shares issuable to the Shareholders at Closing.

1.9

"Closing Date" has the meaning set forth in Section 3.

1.10

"Code" means the Internal Revenue Code of 1986, as amended.

1.11

"Common Stock" means all outstanding capital of the Company.

1.12

"Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act.

1.13

"Company Board" means the Board of Directors of the Company.

1.14

"Company Subsidiaries" means all of the direct and indirect Subsidiaries of the Company, if any.

1.15

"Distributor" means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

1.16

"Environmental Laws" means any Law or other requirement relating to the environment, natural resources, or public or employee health and safety.

1.17

"Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

1.18

"Equity Security" means any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

1.19

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.20

"Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

1.21

"Exhibits" means the several exhibits referred to and identified in this Agreement.

1.22

"GAAP" means, with respect to any Person, United States generally accepted accounting principles applied on a consistent basis.

1.23

"Governmental Authority" means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

1.24

"Indebtedness" means any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

1.25

"Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

1.26

"Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

1.27

"Material Acquiror Contract" means any and all agreements, contracts, arrangements, leases, commitments or otherwise, of the Acquiror, of the type and nature that the Acquiror is required to file with the Commission.

1.28

"Material Adverse Effect" means, when used with respect to the Acquiror or the Acquired Companies, as the case may be, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the Acquiror or the Acquired Companies, as the case may be, in each case taken as a whole or (b)materially impair the ability of the Acquiror or the Company, as the case maybe, to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the Acquiror or the Acquired Companies, as the case may be, operate.

1.29

"Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Authority.

1.30

"Organizational Documents" means (a) the articles or certificate of incorporation and the by-laws or code of regulations of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of formation and operating agreement of a limited liability company; (e) any other document performing a similar function to the documents specified in clauses (a), (b),(c) and (d) adopted or filed in connection with the creation, formation or organization of a Person; and (f) any and all amendments to any of the foregoing.

1.31

"Permitted Liens" means (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves on its financial statements; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and material men and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves on its financial statements; and (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

1.32

"Person" means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

1.33

"Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Authority.

1.34

"Regulation S" means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

1.35

"Rule 144" means Rule 144 under the Securities Act, as the same may be amended from time to time, or any successor statute.

1.36

"Schedule 14(f) Filing" means an information statement filed by the Acquiror on Schedule 14f-1 under the Exchange Act.

1.37

"Schedules" means the several schedules referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

1.38

"SEC Documents" has the meaning set forth in Section 6.26.

1.39

"Section 4(2)" means Section 4(2) under the Securities Act, as the same may be amended from time to time, or any successor statute.

1.40

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

1.41

"Shares" means the capital stock of the Company owned by the Shareholders and exchanged pursuant to this Agreement.

1.42

"Subsidiary" means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

1.43

"Survival Period" has the meaning set forth in Section 12.1.

1.44

"Taxes" means all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

1.45

"Tax Group" means any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which the Acquiror is now or was formerly a member.

1.46

"Tax Return" means any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

1.47

"Transaction Documents" means, collectively, all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

1.48

"U.S." means the United States of America.

1.49

"U.S. person" has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit C hereto.

SECTION II

EXCHANGE OF SHARES AND SHARE CONSIDERATION

2.1

Share Exchange. Each of the Shareholders desires to transfer to the Acquiror, and the Acquiror desires to acquire from each Shareholder, that number of Shares set out beside the respective names of the Shareholders in Exhibit A for the consideration and on the terms set forth in this Agreement. Subject to Section 3.2, the aggregate consideration for the Shares acquired by the Acquiror pursuant to this Agreement will be 23,375,000 shares of the Acquiror's Common Stock to be issued on a pro rata basis among the Shareholders based on the percentage of the Shares owned by such Shareholder as set forth in Exhibit A.

2.2

Withholding. The Acquiror will not deduct or withhold from the Acquiror Shares any amounts otherwise payable pursuant to this Agreement to any holder of Shares.

2.3

Section 368 Reorganization. For U.S. federal income tax purposes, the exchange by the Shareholders of the Shares for the Acquiror's Common Stock is intended to constitute a "reorganization" within the meaning of Section 368(a)(1)(B) of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations and are responsible for paying their own Taxes including without limitation, any adverse Tax consequences that may result if the transaction contemplated by this Agreement is not determined to qualify as a reorganization under Section 368 of the Code.

2.4

Directors of Acquiror at Closing. Simultaneously with the Closing of the transactions contemplated by this Agreement, the current directors of the Acquiror shall appoint Joan Zhang and Jin Biao as additional members of the Acquiror Board. Immediately thereafter, B. Alva Schoomer and Stanley Priskie shall resign as directors of the Acquiror and the remaining two directors of the Acquiror shall appoint Qiu Jia Jun to fill one of the resulting vacancies on the Acquiror Board. The Board will be unable to enter into any agreement or make any financial commitments without the written approval of Gary B. Wolff or his designee until all shares held in escrow by Andrew N. Bernstein, P.C.. have been released or this Agreement has been terminated. If this Agreement is terminated, the members of the Board will appoint B. Alva Schoomer to the Board and all other members will resign concurrently with appointing B. Alva Schoomer to the Board.

SECTION III

CLOSING

3.1

Closing. The closing (the "Closing") of the share exchange will occur at the offices of Gary B. Wolff, P.C. in New York, New York, no later than June 30, 2005 or at such other date as all of the closing conditions set forth in Sections 9 and 10 have been satisfied or waived (the "Closing Date") but in no event later than July 15, 2005. At the Closing, each Shareholder will deliver to the Acquiror certificate(s) evidencing the number of Shares held by such Shareholder (as set forth in Exhibit A), along with executed stock powers transferring such Shares to the Acquiror, against delivery to each Shareholder by the Acquiror of a certificate evidencing such Shareholder's pro rata share of the Acquiror Shares (as set forth in Exhibit A).

3.2

The shares of the Company and the Acquiror that are exchanged pursuant to this Agreement will be deposited in escrow at the offices of Andrew N. Bernstein, P.C., Suite 520, 5445 DTC Parkway (Greenwood Village), Denver, Colorado 80111 at the execution of this Agreement by all parties hereto. Such shares will be released upon confirmation that the Acquiror has received a trading symbol for its securities and such securities  The Acquiror agrees to act as expeditiously as possible to obtain such symbol so that the Acquiror’s securities are eligible for trading.

3.3

The Company shall provide the Acquiror with all audited financial information necessary for Acquiror to file a report on Form 8K and/or Form 10KSB and/or any Registration Statement with the SEC. Such information will be audited by an accounting firm that is qualified to practice before the SEC and contain no qualifications as to compliance with US GAAP.

SECTION IV

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

4.1

Generally. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

4.1.1

Authority. Such Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Shareholder is a party, and to perform such Shareholder's obligations under this Agreement and each of the Transaction Documents to which such Shareholder is a party. This Agreement has been, and each of the Transaction Documents to which such Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Shareholder in accordance with each of such Shareholders’ corporate requirements.  Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than such Shareholder, this Agreement is, and as of the Closing each of the Transaction Documents to which such Shareholder is a party will have been, duly authorized, executed and delivered by such Shareholder and constitute or will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

4.1.2

No Conflict. Neither the execution or delivery by such Shareholder of this Agreement or any Transaction Document to which such Shareholder is a party, nor the consummation or performance by such Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organization Documents of such Shareholder (if such Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Shareholder is a party or by which the properties or assets of such Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any Law or Order to which such Shareholder, or any of the properties or assets of such Shareholder, may be subject.

4.1.3

Ownership of Shares. Such Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Acquiror pursuant to this Agreement, such Shareholder's Shares free and clear of any and all Liens. There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Shareholder is a party or by which such Shareholder or such Shareholder's Shares are bound with respect to the issuance, sale, transfer, voting or registration of such Shareholder's Shares. At the Closing, the Acquiror will acquire good, valid and marketable title to such Shareholder's Shares free and clear of any and all Liens.

4.1.4

Litigation. There is no pending Proceeding against such Shareholder that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement and, to the knowledge of such Shareholder, no such Proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding.

4.1.5

No Brokers or Finders.  No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against such Shareholder for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and such Shareholder will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

4.2

Investment Representations. Each Shareholder, severally and not jointly, hereby represents and warrants to the Acquiror:

4.2.1

Acknowledgment. Each Shareholder understands and agrees that the Acquiror Shares have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Acquiror Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S.

4.2.2

Status. By its execution of this Agreement, each Shareholder, severally and not jointly, represents and warrants to the Acquiror as indicated on its signature page to this Agreement, that it is not a U.S. person.

Each Shareholder severally understands that the Acquiror Shares are being offered to and exchanged with such Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Shareholder set forth in this Agreement, in order that the Acquiror may determine the applicability and availability of the exemptions from registration of the Acquiror Shares on which the Acquiror is relying.

4.2.3

Additional Representations and Warranties of Non-U.S. Persons.Each Shareholder indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror set forth on Exhibit C.

4.2.4

Stock Legends. Each Shareholder hereby agrees with the Acquiror as follows:

(a). The certificates evidencing the Acquiror Shares issued to those Shareholders who are not U.S. persons, will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

(b) Opinion. No Shareholder will transfer any or all of the Acquiror Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such Shareholder's Acquiror Shares, without first providing the Acquiror with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Acquiror) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

(c) Consent. Each Shareholder understands and acknowledges that the Acquiror may refuse to transfer the Acquiror Shares, unless such Shareholder complies with this Section 4.2.4 and any other restrictions on transferability set forth in Exhibits E and F. Each Shareholder consents to the Acquiror making a notation on its records or giving instructions to any transfer agent of the Acquiror's Common Stock in order to implement the restrictions on transfer of the Acquiror Shares.

SECTION V

REPRESENTATIONS AND WARRANTIES BY THE COMPANY

The Company represents and warrants to the Acquiror as follows:

5.1

Organization and Qualification. The Company is duly incorporated and validly existing under the laws of the British Virgin Islands, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be so organized, existing and in good standing or to have such authority or power will not, in the aggregate, either (i) have a Material Adverse Effect, or (ii) materially impair the ability of the Company and the Shareholders each to perform their material obligations under this Agreement. The Company is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased makes such qualification, licensing or domestication necessary, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. The jurisdiction in which the Company presently conducts its business, owns, holds and operates its properties and assets is the British Virgin Islands.

5.2

Subsidiaries. Except as set forth on Schedule 5.2, the Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

5.3

Articles of Incorporation and Bylaws. The copies of the Articles of Association of the Company (the "Organizational Documents") as amended to date that have been delivered to the Acquiror prior to the execution of this Agreement are true and complete and have not been amended or repealed. The Company is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.

5.4

Authorization and Validity of this Agreement. The execution, delivery and performance by the Company of this Agreement and the recording of the transfer of the Shares and the delivery of the Shares are within the Company's corporate powers, have been duly authorized by all necessary corporate action, including corporate action of the Shareholders, do not require from the Board or Shareholders of the Company any consent or approval that has not been validly and lawfully obtained, require no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government that has not been validly and lawfully obtained, filed or registered, as the case may be, except for those that, if not obtained or made, would not have a Material Adverse Effect.

5.5

No Violation. None of the execution, delivery or performance by the Company of this Agreement or any other agreement or instrument contemplated hereby to which the Company is a party, nor the consummation by the Company of the transactions contemplated hereby will violate any provision of the Organizational Documents, or violate or be in conflict with, or constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any Lien under, any agreement or instrument to which the Company is a party or by which the Company is or will be bound or subject, or violate any laws.

5.6

Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the Acquiror and the Shareholders, this Agreement is, and as of the Closing each other agreement or instrument contemplated hereby to which the Company is a party, will have been duly authorized, executed and delivered by the Company and will be the legal, valid and binding Agreement of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

5.7

Capitalization and Related Matters.

5.7.1

Capitalization. The authorized capital of the Company consists of (a) 50,000 shares of ordinary stock, of which 50,000 are issued and outstanding. There are no outstanding or authorized options, warrants, calls, subscriptions, rights (including any preemptive rights or rights of first refusal), agreements or commitments of any character obligating the Company to issue any shares of its Common Stock or any other Equity Security of the Company. All issued and outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights.

5.7.2

No Redemption Requirements. There are no outstanding contractual obligations (contingent or otherwise) of the Company to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Company or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

5.7.3

Duly Authorized. The exchange of the Shares has been duly authorized and, upon delivery to the Acquiror of certificates therefore in accordance with the terms of this Agreement, the Shares will have been validly issued and fully paid and will be non-assessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens that might have been created by the Acquiror and restrictions on transfer imposed by this Agreement and the Securities Act.

5.8

Shareholders. Exhibit A contains a true and complete list of the names and addresses of the record and beneficial holders of all of the outstanding Equity Securities of the Company. Except as expressly provided in this Agreement, no Holder of Shares or any other security of the Company or any other Person is entitled to any preemptive right, right of first refusal or similar right as a result of the issuance of the Shares or otherwise. There is no voting trust, agreement or arrangement among any of the Holders of any Equity Securities of the Company affecting the exercise of the voting rights of any such Equity Securities.

5.9

Compliance with Laws and Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable foreign, federal, state and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. The Company is not, and is not alleged to be, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights are bound or affected. To the knowledge of the Company, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which the Company is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. The Company is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Company, any event or circumstance relating to the Company that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Company from entering into this Agreement or would prevent its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby or thereby.

5.10

Certain Proceedings. There is no pending Proceeding that has been commenced against the Company and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated in this Agreement. To the Company's knowledge, no such Proceeding has been threatened.

5.11

No Brokers or Finders. Except as disclosed in Schedule 5.11, no person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Company will indemnify and hold the Acquiror harmless against any liability or expense arising out of, or in connection with, any such claim.

5.12

Title to and Condition of Properties. The Company owns or holds under valid leases or other rights to use all real property, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted, except where the failure to own or hold such property, plants, machinery and equipment would not have a Material Adverse Effect on the Company. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Company as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

5.13

Board Recommendation. The Board has, by unanimous written consent, determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Company's Shareholders.

SECTION VI

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

The Acquiror  represents and warrants to the Shareholders and the Company as follows:

6.1

Organization and Qualification. The Acquiror is duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a Material Adverse Effect. The Acquiror is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 6.1 sets forth a true, correct and complete list of Acquiror’s jurisdiction of organization and each other jurisdiction in which such Acquiror presently conducts its business or owns, holds and operates its properties and assets.

6.2

Subsidiaries. The Acquiror does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

6.3

Organizational Documents. True, correct and complete copies of the Organizational Documents of the Acquiror have been delivered to the Company prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents other than the increase in its authorized number of shares contemplated by this Agreement.  The Acquiror is not in violation or breach of any of the provisions of its Organizational Documents, except for such violations or breaches as would not have a Material Adverse Effect.

6.4

Authorization. The Acquiror has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Acquiror is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Acquiror is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Acquiror is a party. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party have been duly authorized by all necessary corporate action and do not require from the Acquiror Board or the stockholders of the Acquiror any consent or approval that has not been validly and lawfully obtained. The execution, delivery and performance by the Acquiror of this Agreement and each of the Transaction Documents to which the Acquiror is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than (a) the Schedule 14(f) Filing, (b) the Schedule 14C filing to approve the Exchange, the reverse split, and the increase in the authorized number of shares, and (c) such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

6.5

No Violation. Neither the execution or delivery by the Acquiror of this Agreement or any Transaction Document to which the Acquiror is a party, nor the consummation or performance by the Acquiror of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Acquiror; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Acquiror is a party or by which the properties or assets of the Acquiror are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which the Acquiror, or any of the properties or assets owned or used by the Acquiror , may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by the Acquiror or that otherwise relate to the business of, or any of the properties or assets owned or used by the Acquiror.

6.6

Binding Obligations. Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Acquiror, this Agreement has been, and as of the Closing each of the Transaction Documents to which the Acquiror is a party will be, duly authorized, executed and delivered by the Acquiror and constitutes or will constitute, as the case may be, the legal, valid and binding obligations of the Acquiror, enforceable against the Acquiror in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

6.7

Securities Laws. Assuming the accuracy of the representations and warranties of the Shareholders contained in Section 4, the issuance of the Acquiror Shares pursuant to this Agreement are and will be (a) exempt from the registration and prospectus delivery requirements of the Securities Act, (b) have been registered or qualified (or are exempt from registration and qualification) under the registration permit or qualification requirements of all applicable state securities laws, and (c) accomplished in conformity with all other applicable federal and state securities laws.

6.8 Capitalization and Related Matters.

6.8.1

Capitalization. The authorized capital stock of the Acquiror consists of 24,000,000 shares of the Acquiror's Common Stock, of which 10,453,850 shares are issued and outstanding, which number will be reduced to 1,625,000 as a result of a 1 for 6.433138 reverse stock split which will be effective prior to closing and 1,000,000 shares of preferred stock, none of which is issued and outstanding. All issued and outstanding shares of the Acquiror's Common Stock are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive or similar rights, or any Federal or state securities laws or regulations. On the Closing Date, the Acquiror will have sufficient authorized and un-issued Acquiror's Common Stock to consummate the transactions contemplated hereby. There are no outstanding options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require the Acquiror to issue, sell or otherwise cause to become outstanding any of its authorized but un-issued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. Pursuant to the 2002 Non-Statutory Stock Option Plan of the Acquiror, the Acquiror has the authority to issue stock options exercisable for up to 1,500,000 shares of the Acquiror's Common Stock.  A total of 1,397,850 shares have been issued pursuant to option exercise, leaving 102,150 unissued options.  The Acquiror agrees not to issue any of the 102,150 unissued options and to terminate the Stock Option Plan effective as of the Closing Date. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of the Acquiror. The issuance of all of the shares of Acquiror's Common Stock described in this Section 6.8.1 have been in compliance with U.S. federal and state securities laws.

6.8.2

No Redemption Requirements. There are no outstanding contractual obligations (contingent or otherwise) of the Acquiror to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, the Acquiror or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

6.8.3

Duly Authorized. The issuance of the Acquiror Shares has been duly authorized and, upon delivery to the Shareholders of certificates therefore in accordance with the terms of this Agreement, the Acquiror Shares will have been validly issued and fully paid, and will be nonassessable, have the rights, preferences and privileges specified, will be free of preemptive rights and will be free and clear of all Liens and restrictions, other than Liens created by the Shareholders and restrictions on transfer imposed by this Agreement and the Securities Act.

6.9

Compliance with Laws. The business and operations of the Acquiror have been and are being conducted in accordance with all applicable Laws and Orders. The Acquiror has not received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting the Acquiror  and, to the knowledge of the Acquiror, no Proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. The Acquiror is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of the Acquiror, any event or circumstance relating to the Acquiror that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits the Acquiror from entering into this Agreement or would prevent its performance of or compliance with all or any part of this Agreement or the consummation of the transactions contemplated hereby.

6.10

Certain Proceedings. There is no pending Proceeding that has been commenced against the Acquiror and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of the Acquiror, no such Proceeding has been threatened.

6.11

No Brokers or Finders. No Person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Acquiror for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and the Acquiror will indemnify and hold the Company harmless against any liability or expense arising out of, or in connection with, any such claim.

6.12

Absence of Undisclosed Liabilities. The Acquiror  does not have any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Acquiror) arising out of any transaction entered into at or prior to the Closing or any act or omission at or prior to the Closing, except to the extent set forth on or reserved against on the Acquiror Balance Sheet. The  Acquiror has not incurred any liabilities or obligations under agreements entered into since December 31, 2004.

6.13

Changes. The Acquiror has not, since December 31, 2004:

6.13.1

Ordinary Course of Business. Conducted its business or entered into any transaction other than in the usual and ordinary course of business, except for this Agreement.

6.13.2

Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects.

6.13.3

Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business.

6.13.4

Liens. Created or permitted to exist any Lien on any material property or asset of the Acquiror.

6.13.5

Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise other than as contemplated by this Agreement.

6.13.6

Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders.

6.13.7

Material Acquiror Contracts. Entered into or terminated or modified any Material Acquiror Contract, except for termination upon expiration in accordance with the terms thereof.

6.13.8

Claims. Released, waived or cancelled any claims or rights relating to or affecting the Acquiror or settled any Proceeding .

6.13.9

Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business.

6.13.10  Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness, other than professional fees not exceeding $10,000.

6.13.11  Guarantees. Guaranteed or endorsed any obligation or net worth of any Person.

6.13.12  Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person.

6.13.13  Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

6.13.14  Agreements. Entered into any agreement, or otherwise obligated itself, to do any of the foregoing, other than as contemplated by this Agreement.

6.14

Material Acquiror Contracts. The Acquiror does not have and is not a party to any Material Acquiror Contract.

6.15

Employees.

6.15.1

The Acquiror has no employees, independent contractors or other Persons providing research or other services to them. The Acquiror is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, occupational safety and health and plant closing. The Acquiror is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

6.15.2

No director, officer or employee of the Acquiror is a party to, or is otherwise bound by, any contract (including any confidentiality, noncompetition or proprietary rights agreement) with any other Person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of the Acquiror or (b) the ability of the Acquiror  to conduct its business.

6.16

Tax Returns and Audits.

6.16.1

Tax Returns. The Acquiror has filed all material Tax Returns required to be filed by or on behalf of the Acquiror and has paid all material Taxes of the Acquiror required to have been paid (whether or not reflected on any Tax Return).

6.16.2

No Adjustments, Changes. Neither the Acquiror nor any other Person on behalf of the Acquiror (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

6.16.3

No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of the Acquiror, nor is any such claim or dispute pending or contemplated.  The Acquiror has delivered to the Company true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by the Acquiror since its inception and any and all correspondence with respect to the foregoing.

6.16.4

Not a U.S. Real Property Holding Corporation. The Acquiror is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

6.16.5

No Tax Allocation, Sharing. The Acquiror is not a party to any Tax allocation or sharing agreement.

6.16.6

No Other Arrangements. The Acquiror is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. The Acquiror is not a "consenting corporation" within the meaning of Section 341(f) of the Code.  The Acquiror does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or (h), respectively of the Code. The Acquiror does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any Tax matter. During the last two years, the Acquiror has not engaged in any exchange with a related party (within the meaning of Section 1031(f) of the Code) under which gain realized was not recognized by reason of Section 1031 of the Code. The Acquiror is not a party to any reportable transaction within the meaning of Treasury Regulation Section 1.6011-4.

6.17

Material Assets. The financial statements of the Acquiror set forth in its SEC Annual Report on Form 10KSB for December 31, 2004 reflect the material properties and assets (real and personal) owned or leased by the Acquiror.

6.18

Insurance Coverage. The Acquiror has made available to the Company, prior to the date of this Agreement, true, correct and complete copies of any insurance policies maintained by the Acquiror on its properties and assets. All of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of the Acquiror for all risks normally insured against by a Person carrying on the same business as the  Acquiror, and (b) are sufficient for compliance with all applicable Laws and Material Acquiror Contracts. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. The Acquiror has not received (a) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no pending claims with respect to the Acquiror or its properties or assets under any such insurance policies, and there are no claims as to which the insurers have notified the Acquiror that they intend to deny liability. There is no existing default under any such insurance policies.

6.19

Litigation; Orders. There is no Proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Acquiror, threatened against or affecting the Acquiror or any of its properties, assets, business or employees. To the knowledge of the Acquiror, there is no fact that might result in or form the basis for any such Proceeding. The Acquiror is not subject to any Orders.

6.20

Licenses. The Acquiror possesses from the appropriate Governmental Authority all licenses, permits, authorizations, approvals, franchises and rights that are necessary for the Acquiror to engage in its business as currently conducted and to permit the Acquiror to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "Acquiror Permits"). The Acquiror has not received notice from any Governmental Authority or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for the Acquiror to engage in its business as currently conducted and to permit the Acquiror to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. The Acquiror Permits are valid and in full force and effect. No event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Acquiror Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Acquiror Permit. The Acquiror has not received notice from any Governmental Authority or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Acquiror Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Acquiror Permit. All applications required to have been filed for the renewal of such Acquiror Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Acquiror Permits have been duly made on a timely basis with the appropriate Persons. All Acquiror Permits are renewable by their terms or in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

6.21

Interested Party Transactions. No officer, director or stockholder of the Acquiror or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, has or has had, either directly or indirectly, (1) an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Acquiror, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish the Acquiror any goods or services; or (2) a beneficial interest in any contract or agreement to which the Acquiror  is a party or by which it may be bound or affected.

6.22

Governmental Inquiries. There is no material written inspection report, questionnaire, inquiry, demand or request for information received by the Acquiror from any Governmental Authority.

6.23

Bank Accounts and Safe Deposit Boxes. Schedule 6.23 discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by the Acquiror, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

6.24

Title to and Condition of Properties. The Acquiror owns (with good and marketable title in the case of real property) or holds under valid leases or other rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens.. The material buildings, plants, machinery and equipment necessary for the conduct of the business of the Acquiror as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

6.25

SEC Documents; Financial Statements. The Acquiror has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the five years preceding the date hereof (or such shorter period as the Acquiror was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") and, while not having filed all such SEC Documents prior to the expiration of any extension(s), is nevertheless current with respect to its Exchange Act filing requirements. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Acquiror is a party or to which the property or assets of the Acquiror are subject have been appropriately filed as exhibits to the SEC Documents as and to the extent required under the Exchange Act. The financial statements of the Acquiror included in the SEC Documents comply in all material respects with applicable accounting requirement and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of the Acquiror as at the dates thereof and the results of its operations and cash flows for the periods then ended. The Acquiror's Common Stock will be quoted on the OTC Bulletin Board prior to the closing date, and the Acquiror is not aware of any facts which would make the Acquiror's Common Stock ineligible for quotation on the OTC Bulletin Board.

6.26

Stock Option Plans; Employee Benefits.

6.26.1

Set forth on Schedule 6.27.1 is a complete list of all stock option plans providing for the grant by the Acquiror of stock options to directors, officers or employees. All such stock option plans are Approved Plans.

6.26.2

The Acquiror does not have any employee benefit plans or arrangements covering its present and former employees or providing benefits to such persons in respect of services provided to the  Acquiror.

6.26.3

Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of the Acquiror, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from the Acquiror, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No agreement, arrangement or other contract of the Acquiror provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of the Acquiror.

6.27

Environmental and Safety Matters.

6.27.1

The Acquiror has at all times been and is in compliance with all Environmental Laws applicable to the Acquiror.

6.27.2

There are no Proceedings pending or threatened against the Acquiror  alleging the violation of any Environmental Law or Environmental Permit applicable to the Acquiror or alleging that the Acquiror is a potentially responsible party for any environmental site contamination.

6.27.3

Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Authority or third Persons under any Environmental Laws applicable to the Acquiror.

6.28

Money Laundering Laws. The operations of the Acquiror are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "Money Laundering Laws") and no Proceeding involving the Acquiror with respect to the Money Laundering Laws is pending or, to the knowledge of the Acquiror, threatened.

6.29

Board Recommendation. The Acquiror Board, at a meeting duly called and held, has determined that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of the Acquiror's stockholders and has duly authorized this Agreement and the transactions contemplated by this Agreement.

SECTION VII

COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

7.1

Access and Investigation. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) afford the Acquiror and its agents, advisors and attorneys during normal business hours, full and free access to each Acquired Company's personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Acquiror and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Acquiror may reasonably request, and (c) furnish the Acquiror and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Acquiror may reasonably request.

7.2

Operation of the Business of the Company.

7.2.1

Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to:

(a) conduct its business only in the ordinary course of business;

(b) use its best efforts to preserve intact its current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents; and

(c) otherwise report periodically to the Acquiror concerning the status of its business, operations, and finances.

7.3

No Transfers of Capital Stock.

7.3.1

Between the date of this Agreement and the Closing Date, the Shareholders shall not assign, transfer, mortgage, pledge or otherwise dispose of any or all of the Shares (or any interest therein) or grant any Person the option or right to acquire such Shares (or any interest therein).

7.3.2

Between the date of this Agreement and the Closing Date, the Company shall not, and shall cause each Company Subsidiary not to, assign, transfer, mortgage, pledge or otherwise dispose of any or all of the capital stock of any Acquired Company (or any interest therein) or grant any Person the option or right to acquire the capital stock of any Acquired Company (or any interest therein).

7.4

Required Filings and Approvals.

7.4.1

As promptly as practicable after the date of this Agreement, the Company will, and will cause each Company Subsidiary to, make all filings required to be made by it in order to consummate the transactions contemplated by this Agreement, if applicable. Between the date of this Agreement and the Closing Date, the Company will, and will cause each Company Subsidiary to, (a) cooperate with the Acquiror with respect to all filings that the Acquiror elects to make or is required to make in connection with the transactions contemplated by this Agreement, and (b) cooperate with the Acquiror in obtaining any consents or approvals required to be obtained by the Acquiror in connection herewith.

7.4.2

Without limiting the foregoing, the Company and the Shareholders shall promptly furnish to the Acquiror any information reasonably requested by the Acquiror in connection with the preparation, filing and mailing of the Schedule 14(f) Filing, including, without limitation, information concerning the Acquired Companies and the Shareholders. The Company and each Shareholder, severally and not jointly, represent and warrant to the Acquiror that the information supplied by the Company and each Shareholder for inclusion in the Schedule 14(f) Filing will not, on the date the Schedule 14(f) Filing is filed with the Commission or first mailed to the stockholders of the Acquiror, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. If, at any time prior to the Closing Date, any information should be discovered by the Company or any Shareholder which should be set forth in an amendment to the Schedule 14(f) Filing so that such Schedule 14(f) Filing would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company or such Shareholder, as the case may be, shall promptly notify the Acquiror.

7.5

Notification. Between the date of this Agreement and the Closing Date, the Company and the Shareholders will promptly notify the Acquiror in writing if the Company, the Shareholders or any Company Subsidiary becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Company or the Shareholders, as the case may be, as of the date of this Agreement, or if the Company, any Shareholder or any Company Subsidiary becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Company or the Shareholders, as the case may be, will promptly deliver to the Acquiror a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Acquiror set forth herein, including the right of the Acquiror to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Company and the Shareholders will, and will cause each Company Subsidiary to, promptly notify the Acquiror of the occurrence of any breach of any covenant of the Company or the Shareholders in this Section 7 or of the occurrence of any event that may make the satisfaction of the conditions in Section 9 impossible or unlikely.

7.6

Closing Conditions. Between the date of this Agreement and the Closing Date, each of the Company and the Shareholders will use its commercially reasonable efforts to cause the conditions in Section 9 to be satisfied.

SECTION VIII

COVENANTS OF THE ACQUIROR

8.1

Access and Investigation. Between the date of this Agreement and the Closing Date, the Acquiror will,  (a) afford the Company and its agents, advisors and attorneys during normal business hours full and free access to the Acquirer’s personnel, properties, contracts, books and records, and other documents and data, (b) furnish the Company and its agents, advisors and attorneys with copies of all such contracts, books and records, and other existing documents and data as the Company may reasonably request, and (c) furnish the Company and its agents, advisors and attorneys with such additional financial, operating, and other data and information as the Company may reasonably request.

8.2

Operation of the Business of the Acquiror. Between the date of this Agreement and the Closing Date, the Acquiror will:

8.2.1

Conduct its business only in the ordinary course of business;

8.2.2

Use its best efforts to preserve intact the current business organization and business relationships, including, without limitation, relationships with suppliers, customers, landlords, creditors, officers, employees and agents;

8.2.3

Obtain the prior written consent of the Company prior to taking any action of the type specified in Section 6.13 or entering into any Material Acquiror Contract;

8.2.4

Confer with the Company concerning operational matters of a material nature; and

8.2.5

Otherwise report periodically to the Company concerning the

status of its business, operations, and finances.

8.3

Required Filings and Approvals.

8.3.1

As promptly as practicable after the date of this Agreement, the Acquiror will make all filings legally required to be made by it to consummate the transactions contemplated by this Agreement. Between the date of this Agreement and the Closing Date, the Acquiror will cooperate with the Company with respect to all filings that the Company is legally required to make in connection with the transactions contemplated hereby.

8.3.2

Without limiting the foregoing, as promptly as practicable before or after the execution of this Agreement, the Acquiror shall prepare and file the Schedule 14(f) Filing with the Commission. The Acquiror will advise the Company and its counsel in writing, promptly after it receives notice thereof, of any request by the Commission for the amendment of the Schedule 14(f) Filing or comments thereon and responses thereto or requests by the Commission for additional information. The Acquiror shall mail the Schedule 14(f) Filing to its stockholders as promptly as practicable pursuant to the Securities Act, the Exchange Act and the rules and regulations of the Commission related thereto.

8.4

Notification. Between the date of this Agreement and the Closing Date, the Acquiror will promptly notify the Company and the Shareholders in writing if the Acquiror becomes aware of any fact or condition that causes or constitutes a breach of any of the representations and warranties of the Acquiror, as of the date of this Agreement, or if the Acquiror becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules to this Agreement if the Schedules to the Agreement were dated the date of the occurrence or discovery of any such fact or condition, the Acquiror will promptly deliver to the Company and the Shareholders a supplement to the Schedules to the Agreement specifying such change; provided, however, that such delivery shall not materially adversely affect any rights of the Shareholders set forth herein, including the right of the Shareholders to seek a remedy in damages for losses incurred as a result of such supplemented disclosure. During the same period, the Acquiror will promptly notify the Company and the Shareholders of the occurrence of any breach of any covenant of the Acquiror in this Section 8 or of the occurrence of any event that may make the satisfaction of the conditions in Section 10 impossible or unlikely.

8.5

Closing Conditions. Between the date of this Agreement and the Closing Date, the Acquiror will use commercially reasonable efforts to cause the conditions in Section 10 to be satisfied.

8.6

Rule 144 Reporting. With a view to making available to the Acquiror's stockholders the benefit of certain rules and regulations of the Commission which may permit the sale of the Acquiror Common Stock to the public without registration, from and after the Closing Date, the Acquiror agrees to:

8.6.1

Make and keep public information available, as those terms are understood and defined in Rule 144; and

8.6.2

File with the Commission, in a timely manner, all reports and other documents required of the Acquiror under the Exchange Act.

SECTION IX

CONDITIONS PRECEDENT TO THE ACQUIROR'S OBLIGATION TO CLOSE

The Acquiror's obligation to acquire the Shares and to take the other actions required to be taken by the Acquiror at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Acquiror, in writing, in whole or in part):

9.1

Accuracy of Representations. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Company and the Shareholders set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

9.2

Performance by the Company and Shareholders.

9.2.1

All of the covenants and obligations that the Company and Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

9.2.2

Each document required to be delivered by the Company and the Shareholders pursuant to this Agreement at or prior to Closing must have been delivered.

9.3

No Force Majeur Event. Since December 31, 2004, there shall not have been any delay, error, failure or interruption in the conduct of the business of any Acquired Company, or any loss, injury, delay, damage, distress, or other casualty, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

9.4

Certificate of Officer. The Company will have delivered to the Acquiror a certificate, dated the Closing Date, executed by an officer of the Company, certifying the satisfaction of the conditions specified in Sections 9.1, 9.2 and 9.3.

9.5

Certificate of Shareholders. Each Shareholder will have delivered to the Acquiror a certificate, dated the Closing Date, executed by such Shareholder, if a natural person, or an authorized officer of the Shareholder, if an entity, certifying the satisfaction of the conditions specified in Sections 9.1 and 9.2.

9.6

Consents.

9.6.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company and/or the Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Company or the Shareholders, as the case may be, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

9.6.2

Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No Proceeding occasioned by the Section 14(f) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

9.7

Documents. The Company and the Shareholders must have caused the following documents to be delivered in escrow to Andrew N. Bernstein, P.C.:

9.7.1

Share certificates evidencing the number of Shares held by each Shareholder (as set forth in Exhibit A), along with executed stock powers transferring such Shares to the Acquiror;

9.7.2

A Secretary's Certificate of the Company, dated the Closing Date, certifying attached copies of (A) the Organizational Documents of the Company and each Company Subsidiary, (B) the resolutions of the Company Board and the Shareholders approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Company signing this Agreement and any other agreement or instrument contemplated hereby to which the Company is a party;

9.7.3

A certified certificate of good standing, or equivalent thereof, of the Company;

9.7.4

Each of the Transaction Documents to which the Company and/or the Shareholders is a party, duly executed; and

9.7.5

Such other documents as the Acquiror may reasonably request for the purpose of (i) evidencing the accuracy of any of the representations and warranties of the Company and the Shareholders pursuant to Section 9.1, (ii) evidencing the performance of, or compliance by the Company and the Shareholders with, any covenant or obligation required to be performed or complied with by the Company or the Shareholders, as the case may be, (iii) evidencing the satisfaction of any condition referred to in this Section 9, or (iv) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

9.8

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated by this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated by this Agreement.

SECTION X

CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND THE SHAREHOLDERS TO THE CLOSING

The Shareholders’ obligation to transfer the Shares and the obligations of the Company to take the other actions required to be taken by the company at the closing are subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Company and the Shareholders in writing in whole or in part):

10.1

Accuracy of Representations.  The representations and warranties of the Acquiror  set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are not qualified as to materiality shall be true and correct in all material respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all material respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule. The representations and warranties of the Acquiror set forth in this Agreement or in any Schedule or certificate delivered pursuant hereto that are qualified as to materiality shall be true and correct in all respects as of the date of this Agreement, and shall be deemed repeated as of the Closing Date and shall then be true and correct in all respects, except to the extent a representation or warranty is expressly limited by its terms to another date and without giving effect to any supplemental Schedule.

10.2

Performance by the Acquiror.

10.2.1

All of the covenants and obligations that the Acquiror is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually),including but not limited to (i) information indicating that the Acquiror’s securities are eligible for quotation on the OTCBB, (ii) the 1 for 6.433138 reverse split of the Acquirer’s common stock, and (iii) the amendment of the Articles of Incorporation of the Acquiror to increase its authorized number of shares of common stock from 24,000,000 to 75,000,000, must have been performed and complied with in all respects.

10.2.2

Each document required to be delivered by the Acquiror and Acquiror Shareholders pursuant to this Agreement must have been delivered.

10.3

No Force Majeur Event. Since December 31, 2004, there shall not have been any delay, error, failure or interruption in the conduct of the business of the Acquiror, or any loss, injury, delay, damage, distress, or other casualty, due to force majeur including but not limited to (a) acts of God; (b) fire or explosion; (c) war, acts of terrorism or other civil unrest; or (d) national emergency.

10.4

Certificate of Officer. The Acquiror will have delivered to the Company a certificate, dated the Closing Date, executed by an officer of the Acquiror, certifying the satisfaction of the conditions specified in Sections 10.1, 10.2. and 10.3.

10.5

Consents.

10.5.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Acquiror for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Acquiror, except where the failure to receive such consents, waivers, approvals, authorizations or orders or to make such filings would not have a Material Adverse Effect on the Company or the Acquiror.

10.5.2

Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Acquiror not less than 10 days prior to the Closing Date. No Proceeding occasioned by the Section 14(f) Filing shall have been initiated or threatened by the Commission (which Proceeding remains unresolved as of the Closing Date).

10.6

Documents. The Acquiror must have caused the following documents to be delivered to the Company and/or the Shareholders:

10.6.1

Share certificates evidencing each Shareholder's pro rata share of the Closing Acquiror Shares (as set forth in Exhibit A);

10.6.2

A Secretary's Certificate, dated the Closing Date certifying attached copies of (A) the Organizational Documents of the Acquiror and each Acquiror Subsidiary, (B) the resolutions of the Acquiror Board approving this Agreement and the transactions contemplated hereby; and (C) the incumbency of each authorized officer of the Acquiror signing this Agreement and any other agreement or instrument contemplated hereby to which the Acquiror is a party;

10.6.3

A Certificate of Good Standing of the Acquiror;

10.6.4

Each of the Transaction Documents to which the Acquiror is a party, duly executed;

10.6.5

The executed legal opinion of Gary B. Wolff, P.C.

10.6.6

The executed letter of the Auditors of the Acquiror indicating that nothing has come to their attention that would cause them to change or modify their opinion on the Acquiror’s most recent audited financial statements;

10.6.7

Confirmation that all assets and liabilities of the Acquiror prior to the date of the agreement have been distributed or otherwise eliminated from the Acquiror;

10.6.8

The signed certifications from all of the directors of the Acquiror confirming the absence of any hidden or contingent liabilities other than those as disclosed in the Form 10-KSB of the Acquiror for the fiscal year ended December 31, 2004; and

10.6.9

Such other documents as the Company may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of the Acquiror pursuant to Section 10.1, (ii) evidencing the performance by the Acquiror of, or the compliance by the Acquiror with, any covenant or obligation required to be performed or complied with by the Acquiror, (iii) evidencing the satisfaction of any condition referred to in this Section 10, or (iv) otherwise facilitating the consummation of any of the transactions contemplated by this Agreement.

10.7

No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Acquiror, the Company or any Shareholder, or against any Affiliate thereof, any Proceeding (which Proceeding remains unresolved as of the Closing Date) (a) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the transactions contemplated hereby.

SECTION XI

TERMINATION

11.1

Termination Events. This Agreement may, by written notice given prior to or at the Closing, be terminated:

11.1.1

By mutual consent of the Acquiror and the Shareholders (acting jointly);

11.1.2

By the Acquiror, if any of the conditions in Section 9 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Acquiror to comply with its obligations under this Agreement) and the Acquiror has not waived such condition on or before the Closing Date; or (ii) by the Shareholders (acting jointly), if any of the conditions in Section 10 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of any Shareholder to comply with its obligations under this Agreement) and the Shareholders (acting jointly) have not waived such condition on or before the Closing Date;

11.1.3

By either the Acquiror or the Shareholders (acting jointly), if there shall have been entered a final, nonappealable order or injunction of any Governmental Authority restraining or prohibiting the consummation of the transactions contemplated hereby;

11.1.4

By the Acquiror, if, prior to the Closing Date, the Company or any Shareholder is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Acquiror claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.5 shall not be available to the Acquiror if the Acquiror is in material breach of this Agreement at the time notice of termination is delivered;

11.1.5

By the Shareholders (acting jointly), if, prior to the Closing Date, the Acquiror is in material breach of any representation, warranty, covenant or agreement herein contained and such breach shall not be cured within 10 days of the date of notice of default served by the Shareholders claiming such breach; provided, however, that the right to terminate this Agreement pursuant to this Section 11.1.6 shall not be available to the Shareholders (acting jointly) if any Shareholder is in material breach of this Agreement at the time notice of termination is delivered.

11.2

Effect of Termination.

11.2.1 Each party's right of termination under Section 11.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 5.12, 6.11, 11.2, and 13 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of another party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

SECTION XII

INDEMNIFICATION; REMEDIES

12.1

Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive the Closing and expire on the third anniversary of the Closing (the "Survival Period"). The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages, or other remedy based on such representations, warranties, covenants, and obligations.

SECTION XIII

GENERAL PROVISIONS

13.1

Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

13.2

Public Announcements. The Acquiror shall promptly, but no later than three days following the effective date of this Agreement, issue a press release and file a Report on Form 8-K with the Commission disclosing the transactions contemplated hereby. Between the date of this Agreement and the Closing Date, the Company and the Acquiror shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

13.3

Confidentiality.

13.3.1

Subsequent to the date of this Agreement, the Acquiror, the Shareholders, and the Company will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

13.3.2

In the event that any party is required to disclose any information of another party pursuant to clause (b) or (c) of Section 13.3.1, the party requested or required to make the disclosure (the "disclosing party") shall provide the party that provided such information (the "providing party") with prompt notice of any such requirement so that the providing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 13.3. If, in the absence of a protective order or other remedy or the receipt of a waiver by the providing party, the disclosing party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the providing party, the disclosing party may, without liability hereunder, disclose only that portion of the providing party's information which such counsel advises is legally required to be disclosed, provided that the disclosing party exercises its reasonable efforts to preserve the confidentiality of the providing party's information, including, without limitation, by cooperating with the providing party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the providing party's information.

13.3.3

If the transactions contemplated by this Agreement are not consummated, each party will return or destroy all copies of as much of such written information as the other party may reasonably request.

13.4

Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

If to Acquiror: BAS Consulting, Inc. 5675B Baldwin Court Norcross, GA 30071 770-378-4180	with a copy to: Gary B. Wolff, Esq. Gary B. Wolff, P.C 805 3rd Avenue, 21st Floor New York, NY 10022
Attention: B. Alva Schoomer, President, Chief Executive Officer and Chief Financial Officer Telephone No.: 770-378-4180 Facsimile No.: N.A.	Attention: Gary B. Wolff, Esq. Telephone No.: 212-644-6446 Facsimile No.: 212-644-6498
If to Company: Earjoy Group Limited No. 8 Building 2558 Yan`an Rd. (W.) Shanghai, PRC 201103	with a copy to: Andrew N. Bernstein, P.C. 5445 DTC Parkway, Suite 520 Greenwood Villiage, Colorado, 80111
Attention: Ms. Joan Zhang Telephone No.: 86-21-6295-8059 Facsimile No.: 86-21-6295-1669	Attention: Andrew N. Bernstein, Esq. Telephone No.: 303-770-7131 Facsimile No.: 303-770-7332

13.5

Arbitration. Any dispute or controversy under this Agreement shall be settled exclusively by arbitration in the City of New York, County of New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitration award in any court having jurisdiction.

13.6

Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

13.7

Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13.8

Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

13.9

Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

13.10

Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13.11

Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

13.12

Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

13.13

Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

Acquiror: BAS CONSULTING, INC. Signed:______________________________ Print Name: B. Alva Schoomer Title: President, Chief Executive Officer and Chief Financial Officer

Company: Earjoy Group Limited Signed:______________________________ Print Name: Title:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

UNION ZONE MANAGEMENT LIMITED
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

PANASIA STRATEGY INVESTMENT CO. LTD. Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

~~.~~ WINSUMMIT CHINA GROWING HOLDINGS, LTD
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

~~.~~ CHUNG CHI WAN KENNY
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

~~.~~ CHAN KWAN HUNG
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

~~.~~ KANG WOON
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

COUNTERPART SIGNATURE PAGE
(FOR ISSUANCES PURSUANT TO REGULATION S)

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

~~.~~ WONG MAN CHUN LAWRENCE
Signed:______________________________ Print Name: Title:

OFFSHORE DELIVERY INSTRUCTIONS

PRINT EXACT NAME IN WHICH YOU WANT

THE SECURITIES TO BE REGISTERED

Attention:

Address:

Telephone No.:
Facsimile No.:

EXHIBIT A

SHARES AND ACQUIROR SHARES TO BE EXCHANGED

Total Shares to be delivered by the Shareholders to Acquiror:			_____________
Total Acquiror Shares to be delivered by the Acquiror to the Shareholders:			23,375,000

Name and Address of Each Shareholder	Number of Shares Owned	Percentage of Total Shares Owned	Pro Rata Share of Acquiror Shares	Percentage of Total Acquiror Shares Issuable at Closing Issuable % Total Outstanding

Union Zone Management Ltd.
No. 31 Dingjiang Road
Hangzhou Zhejieng PRC  310016

Panasia Strategy Investment Co. Ltd.
No 8 Building 2558 Yan`an Rd. W
Shanghai, PRC 201103

Winsummit China Growing Holdings, Ltd.
No. 8 Building 2558 Yan`an Rd. W
Shanghai, PRC 201103

Chan Kwan Hung

Chung Chi Wan Kenny

Kang Woon

Wong Man Chun Lawrence

	30,000 10,000 4,000 1,750 1,250 1,500 1,500	60% 20% 8% 3.5% 2.5% 3% 3%	14,025,000 4,675,000 1,870,000 818,125 584,375 701,250 701,250	60% 20% 8% 3.5% 2.5% 3% 3%	56.1% 18.7% 7.48% 3.2750% 2.3375% 2.805% 2.805%

EXHIBIT B

DEFINITION OF "U.S. PERSON"

1.

"U.S. person" (as defined in Regulation S) means:

i.

Any natural person resident in the United States;

ii.

Any partnership or corporation organized or incorporated under the laws of the United States;

iii.

Any estate of which any executor or administrator is a U.S. person;

iv.

Any trust of which any trustee is a U.S. person;

v.

Any agency or branch of a foreign entity located in the United States;

vi.

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii.

Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.

Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

3.

Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

i.

An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

ii.

The estate is governed by foreign law.

4.

Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

5.

Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

6.

Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

i.

The agency or branch operates for valid business reasons; and

ii.

The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

7.

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

EXHIBIT C

NON U.S. PERSON REPRESENTATIONS

Each Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Acquiror as follows:

1.

At the time of (a) the offer by the Acquiror and (b) the acceptance of the offer by such Shareholder, of the Acquiror Shares, such Shareholder was outside the United States.

2.

No offer to acquire the Acquiror Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Shareholder or its representatives inside the United States.

3.

Such Shareholder is not purchasing the Acquiror Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4.

Such Shareholder will make all subsequent offers and sales of the Acquiror Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such Shareholder will not resell the Acquiror Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5.

Such Shareholder is acquiring the Acquiror Shares for such Shareholder's own account, for investment and not for distribution or resale to others.

6.

Such Shareholder has no present plan or intention to sell the Acquiror Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Acquiror Shares and is not acting as a Distributor of such securities.

7.

Neither such Shareholder, its Affiliates nor any Person acting on such Shareholder's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Acquiror Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

8.

Such Shareholder consents to the placement of a legend on any certificate or other document evidencing the Acquiror Shares substantially in the form set forth in Section 4.2.5(a).

9.

Such Shareholder is not acquiring the Acquiror Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10.

Such Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Shareholder's interests in connection with the transactions contemplated by this Agreement.

11.

Such Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Acquiror Shares.

12.

Such Shareholder understands the various risks of an investment in the Acquiror Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Acquiror Shares.

13.

Such Shareholder has had access to the Acquiror's publicly filed reports with the SEC.

14.

Such Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Acquiror that such Shareholder has requested and all such public information is sufficient for such Shareholder to evaluate the risks of investing in the Acquiror Shares.

15.

Such Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Acquiror and the terms and conditions of the issuance of the Acquiror Shares.

16.

Such Shareholder is not relying on any representations and warranties concerning the Acquiror made by the Acquiror or any officer, employee or agent of the Acquiror, other than those contained in this Agreement.

17.

Such Shareholder will not sell or otherwise transfer the Acquiror Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18.

Such Shareholder understands and acknowledges that the Acquiror is under no obligation to register the Acquiror Shares for sale under the Securities Act.

19.

Such Shareholder represents that the address furnished by such Shareholder on its signature page to this Agreement and in Exhibit A is such Shareholder's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20.

Such Shareholder understands and acknowledges that the Acquiror Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Acquiror that has been supplied to such Shareholder and that any representation to the contrary is a criminal offense.

21.

Such Shareholder acknowledges that the representations, warranties and agreements made by such Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Acquiror Shares.

ANNEX III. Form 10-KSB for year ended December 31, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-KSB/A

(Mark One)

       [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2004

    [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

For the transition period from _______  to _______

Commission file number 0-50212

BAS CONSULTING, INC.

- --------------------------------------------------------------------------------

(Name of Small Business Issuer in its Charter)

Nevada                                                         81-0592184

- ---------------------------------------------              -------------------------------

(State or other jurisdiction of incorporation           (I.R.S. Employer

or organization)                                          Identification No.)

5675B Baldwin  Court

Norcross, GA                                                 30071

- -----------------------------------------      ---------------------------------

(Address of principal Executive Offices)                  (Zip Code)

Issuer's Telephone Number: 770-378-4180

Securities registered under Section 12(g) of the Act:  Common Stock par value

                                                                                     $.001 per share

Securities registered under Section 12(b) of the Act:  None

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes __X__ No ___

Check if there is no disclosure of delinquent  filers in response to Item 405 of Regulation S-B contained in this form and will not be contained,  to the best of Registrant's   knowledge,   in  definitive   proxy  or  information   statements incorporated  by reference  in Part III of this Form 10-KSB or any  amendment to this Form 10-KSB. [X]

State Issuer's revenues for its most recent year: $6,500 as of December 31, 2004.

The number of shares outstanding of each of the Registrant's classes of common stock, as of March 31, 2005 is 10,453,850 shares, all of one class, $.001 par value per share. Of this number, 899,850 shares were held by non-affiliates of the Registrant. (1)

The Company's common stock has not traded on the OTCBB or elsewhere and, accordingly, there is no aggregate "market value" to be indicated for such shares. The "value" of the 899,850 shares held by non-affiliates, based upon the book value as of December 31, 2004 is $-0-.

*Affiliates for the purpose of this item refers to the Registrant's officers and directors and/or any persons or firms (excluding those brokerage firms and/or clearing houses and/or depository companies holding Registrant's securities as record holders only for their respective clienteles' beneficial interest) owing 5% or more of the Registrant's common stock, both of record and beneficially.

ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS

DURING THE PAST FIVE YEARS

Check whether the issuer has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.

Yes__________ No_________ NOT APPLICABLE

DOCUMENTS INCORPORATED BY REFERENCE

The following documents are herewith incorporated by reference: NONE

Transitional Small Business Disclosure Format     [  ] Yes  [  ] No

________________________________________________________________________________

(1) One Hundred Fifty Thousand (150,000) shares of our common stock is owned by the wife of the Issuer's President, who, solely for purposes of this 10-KSB, is being considered an affiliate, notwithstanding the fact that her husband, the

Issuer's President, disclaims any beneficial interest in or control over the

150,000 shares of our common stock owned by his wife, except as may be attributed to him by Operation of Law.

                                     PART I

Item 1.           DESCRIPTION OF BUSINESS

BAS  Consulting,  Inc. was  incorporated  in the state of Nevada on December 18, 2002 to be a consulting firm. Our mission is to provide consulting services to:

     o    Technology, service and manufacturing companies,

     o    Business development companies, and

     o    Financial  services  companies and others  considering  investments in technology companies.

We will not assist clients in raising or soliciting capital or conducting any negotiations with potential funding sources for financing, but will be available in our role as a consulting firm, to discuss structuring concepts to the extent permitted, so long as same does not involve activities whereby we would be required to register with the Commission as a broker/dealer. Accordingly, we will not effect any transaction in, or induce, or attempt to induce the purchase or sale of any securities (unless otherwise exempt under the '34 Exchange Act) for the account of others. We will not engage in the business of buying and selling securities for our own account through a broker or otherwise. Additionally, we do not intend to raise or find capital for issuers of securities.

We commenced  operations  and entered into certain  engagement  agreements to be performed  entirely by our founder.  These engagements have since been cancelled due to the fact that the manner of  compensation  which we might have  otherwise received was contingent upon certain events (including  closings of transactions between un-affiliated  third-parties introduced to each other by us) which would necessitate our registering with the Commission as a broker/dealer.

Strategy

We will  use our  founder/president's  contact  base to  identify  clients.  Our president,  who is  currently  our  sole  employee,  has  more  than 30 years of experience in senior positions involved with providing  solutions or guidance to technology and manufacturing  issues.  Throughout his career, he has specialized in applying scientific and analytic  techniques to help  business  enterprises increase their  profitability and value. Much of his work has been to define, or redefine,  how a business  is  structured,  and often to design,  integrate  and install  automated  systems  that  increase the value of a business by producing substantial increases in productivity.  In many cases, achieving targeted goals required major financial,  organizational and cultural changes within the client organization.  This experience has provided him with a wide range of contacts in the investment  banking,  science and technology  communities.  We will approach these  contacts in order to obtain  potential  client  referrals.  Our method of contact will be in person, by telephone and through mailings.  Our approach will be:

Technology and manufacturing companies

We intend to advise principals and management concerning the utility of existing or planned  technology  and products and assist them in devising  effective  and efficient  manufacturing  and distribution  models. We will also be available to assist   companies  in  making   decisions   about   research  and   development alternatives.

     We will work with and engage independent consultants to:

     o    Prepare or assist in the preparation of business plans; and

     o    Assess technology and markets.

Initially, the independent consultants will be individuals or groups with whom our president is familiar or with whom our president has undertaken projects in the past. If we obtain significant numbers of engagements, we anticipate increasing our base of consultants. The purpose of using outside consultants is to have access to skilled professionals on an "as needed" basis without incurring fixed costs. As part of our services, we will also provide clients with advice on making their business more interesting or attractive to investors. Our target market will be small and medium sized companies that have limited resources and need to decide how to allocate those resources among potential projects. We will also work with companies that need to become more efficient by introducing automated manufacturing processes.

Business Development Companies

We will market our  services to business  development  companies  to perform due diligence  and  management  services in  connection  with  potential  and actual portfolio  companies.  These services will include assessing the technologies of the target companies as well as assisting in establishing managerial and control systems.

Our founder is also a co-founder of a recently  established business development company.

Financial firms

We will market our services to financial  firms  primarily by being available to assist those firms in planning or  performing  due  diligence  procedures.  Many potential   investors,   venture  capital   organizations  and  others  consider investment  opportunities  in areas where they lack the  technical  knowledge to assess or even understand the underlying technology of the proposed investee. We will  assist  those  companies  to develop a cost  effective  program to verify, confirm,   assess  and  evaluate  the  technology  or  business  of  prospective acquirees, investees or undertakings.

We plan to operate  domestically  and will  market our  services  through  other professional   service  firms,   principally  local  and  regional   accounting, consulting and law firms. We anticipate working with young private companies, as well as small public companies,  that lack the resources to obtain services from older  more  established  firms and which  have  little or no access to  venture capital. We will attempt to negotiate fixed minimum fees for engagements as well as  non-contingent  hourly fees for services  rendered,  but will not  undertake engagements whereby the fee is based upon contingencies  (such as closings).  We anticipate  that  our  typical  engagements  with  technology  or  manufacturing companies  will be for terms of six to  eighteen  months and will seek  renewals wherever  possible.  Due diligence  engagements will typically be for terms of a month or less. However,  engagements with business development  companies may be for longer periods of time and entail due diligence projects involving more than one entity.

We are  contacting  our base of contacts to seek client  engagements.  We do not believe that we need funding to operate at the current level of activity because we do not have a capital  intensive  business plan and can also use  independent contractors to assist in many  projects.  We will use funding,  if obtained,  to cover  the  salary  of our  president  and to pay for  marketing  materials  and proposal efforts.  We may seek venture or private capital in the future but have not done so to date.  Such  funding,  which would  probably not exceed  $100,000 will, if obtained,  be used to pay salaries and for the  production of marketing materials.  However, we have commenced operations and solicited engagements even though no funding has been  obtained.  The private  capital  will be sought from former business  associates of our president or private investors referred to us by those  associates.  If a market for our shares ever develops,  of which there can be no  assurances,  we will use  shares of our  common  stock to  compensate employees/consultants wherever possible. To date, we have not sought any funding source and have not authorized  any person or entity to seek out funding on our behalf.

Competition in our industry is intense and most of our competitors  have greater financial  and other  resources  than we do.  Competition  will come from a wide variety of consulting and engineering  service firms. We intend to compete based on the  reputation  and contacts of our founder and the  creative and  practical approach to services that we offer.

No assurances can be given that our competitive strategy will be successful.

Employees

On  December  31,  2004,  we had one  employee,  B.  Alva  Schoomer,  who is not currently  serving in a fulltime  capacity.  Dr. Schoomer  devotes the amount of time to us that he feels is necessary to perform any engagements obtained and to seek new  ones.  We will  seek to engage  independent  contractors  known to our founder to the extent that we need  skills  that our founder  does not posses or additional  assistance to complete a project.  No  assurances  can be given that such  independent  contractors will be available when needed on terms acceptable to us.

Item 2.     DESCRIPTION OF PROPERTY

We  currently  operate  out of office  space  located  at 5675B  Baldwin  Court, Norcross,  GA 30071  which is  provided  to us by our  founder  at no cost which serves as our principal address.

Item 3.     LEGAL PROCEEDINGS

We are not involved in any litigation.

Item 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

                                     Part II

Item 5.     MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER - PURCHASES OF EQUITY SECURITIES

The Company became subject to Securities Exchange Act Reporting  Requirements as of May 13, 2003.

There is no current  market for the  shares of our common  stock.  No symbol has been assigned for our  securities,  and our  securities  have not been listed or quoted on any Exchange to date.  There can be no assurance  that a liquid market will develop in the foreseeable future. Transfer of our common stock may also be restricted  under the  securities or blue sky laws of certain states and foreign jurisdictions.  Consequently,  investors  may  not be able  to  liquidate  their investments  and should be prepared to hold the common  stock for an  indefinite period of time.

We have never paid any cash  dividends  on shares of our common  sock and do not anticipate  that we will pay dividends in the foreseeable  future.  We intend to apply any  earnings to fund the  development  of our  business.  The purchase of shares of common stock is  inappropriate  for investors  seeking current or near term income.

As of the close of business on December 31, 2004,  there were 35 stockholders of record of our common stock, and 10,453,850 shares were issued and outstanding.

Since inception,  in December 2002 through December 31, 2003, the Company issued an aggregate of 9,000,000  unregistered  shares of common stock to 3 individuals for  $9,000 in  services.  No cash  consideration  was paid.  The 3  individuals consisted of the  Company's  President  (8,800,000  shares),  his wife  (150,000 shares) and a Director (50,000 shares).

During March 2004,  we issued an aggregate of 56,000  restricted  shares (at par value $.001) to 23 persons.

No  underwriter  participated  in  the  above-referenced   transactions  and  no underwriting discounts or commissions were paid to anyone.

The  foregoing  issuances  of  securities  were  effectuated  in  reliance  upon exemption from registration provided by Section 4(2) under the Securities Act of 1933 as amended.

Additionally,  during March 2004 and in accordance  with our 2002  Non-Statutory Stock  Option Plan (as  approved by our Board of Directors on December 31, 2002) and in accordance with our Form S-8 Registration Statement as filed with the SEC on  February  10, 2004 (SEC File No.:  333-112672),  we issued an  aggregate  of 1,397,850  shares of our common stock to 12 persons who previously  received and subsequently  exercised  options to purchase  shares of our common stock at $.01 per share.  Included in such  1,397,850  shares are 500,000 shares issued to our President,  B. Alva Schoomer and 50,000  shares issued to our Director,  Stanley Priskie.  These two individuals are  "affiliates" of our Company.  In accordance with our Prospectus filed as an exhibit to our Form S-8 Registration  Statement, and in particular, the Section thereof entitled "Restriction on Resale of Common Stock" shares  acquired  under the Stock Option Plan by  affiliates  may only be resold  pursuant to  registration   requirements  of the Act, Rule 144 or another applicable exemption therefrom.

The Company has never repurchased any of its equity securities.

Rule 144 Sales

Of the 10,453,850  outstanding  shares of common stock at March 31, 2005 held by present stockholders,  9,056,000 are "restricted  securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended.

As restricted  shares,  these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions  from  registration  under the Act and as required  under  applicable state  securities  laws. Rule 144 provides in essence that a person who has held restricted  securities for a prescribed  period may,  under certain  conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed 1.0% of a company's  outstanding common stock The alternative average weekly  trading  volume during the four calendar  weeks prior to the sale is not available  to Company  shareholders  being  that the OTCBB is not an  "automated quotation  system" and,  accordingly,  market based volume  limitations  are not available for securities quoted only over the OTCBB. As a result of revisions to Rule 144 which became effective on or about April 29, 1997, there is no limit on the amount of restricted securities that may be sold by a non-affiliate (i.e., a stockholder  who is not an officer,  director or control  person of the Company) after the restricted  securities have been held by the owner for a period of two years.  A sale  under  Rule 144 or under any other  exemption  from the Act,  if available, or pursuant to subsequent  registrations of shares of common stock of present stockholders,  may have a depressive effect upon the price of the common stock in any market that may  develop.  Of the  9,056,000  restricted  shares of common  stock,  9,000,000  shares were issued in December 2002 (with the balance issued in March 2004) and, accordingly, became available for re-sale pursuant to Rule 144 in December  2003  provided that the Company is current with respect to its 1934 Act reporting requirements.

Blue Sky Considerations

Because the securities that were  registered  through the filing of a Form 10-SB have not been  registered  for resale under the blue sky laws of any state,  the holders of such shares and  persons  who desire to purchase  them in any trading market  that  might  develop  in the  future,  should be aware that there may be significant  state  blue-sky law  restrictions  upon the ability of investors to sell the securities and of purchasers to purchase the  securities.  Accordingly, investors should consider any secondary  market for the Company's  securities to be a limited one.

Item 6.     MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Certain   matters   discussed   in  this  annual   report  on  Form  10-KSB  are forward-looking  statements.  Such forward-looking  statements contained in this annual report involve risks and uncertainties, including statements as to:

     o    our future operating results,

     o    our business prospects,

     o    our contractual arrangements and relationships with third parties,

     o    the dependence of our future  success on the general  economy and its impact on the industries in which we may be involved,

     o    the adequacy of our cash resources and working capital, and

     o    other factors  identified in our filings with the SEC,  press releases and other public communications.

These forward-looking statements can generally be identified as such because the context of the statement will include words such as we "believe," "anticipate," "expect," "estimate" or words of similar meaning. Similarly, statements that describe our future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties which are described in close proximity to such statements and which could cause actual results to differ materially from those anticipated as of the date of this Form 10-KSB. Shareholders, potential investors and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included herein are only made as of the date of this report and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Operations

BAS,  incorporated in Nevada in 2002, has not yet generated  significant amounts of revenue, is considered a development stage company as defined by Statement of Financial Accounting  Standards No. 7. During its development  stage,  BAS has developed and refined its basic business plan and strategy and commenced  making business contacts and seeking clients.  BAS generated its initial revenue in the quarter  ended  September  30,  2003.  BAS  had  begun  soliciting  and  signing engagements  and performing  work during the six months ended June 30, 2003. In July  2003,  BAS  had  entered  into   engagement   agreements   that  contained contingencies or milestones which may have required BAS to register with the SEC as a broker/dealer.

One agreement contained  milestones the first of which was achieved in July 2003 resulting  in the  receipt  of revenue  and cash in the  amount of  $12,500.Such agreement  dated July 14, 2003 provided for the Company  acting as a finder with respect to certain transactions relating to financings (i.e.,  introducing firms to an unaffiliated  third-party that would make an equity investment in the firm introduced). The finder's fee (transaction-based compensation) was equal to five (5%)  percent  of  the  financing   conducted  as  a  result  of  the Company's introduction.  Accordingly,  compensation  to us was  contingent  upon  closing, (i.e.,  receipt of financing).  This Agreement has been cancelled  although the Company did not participate in any negotiations relating to the financings.

   The remaining two consulting engagements involved:

     a)   An  agreement, dated  May 16,  2003, whereby  we were  engaged  as the

          exclusive   representative   with   respect  to  a  client's   desired

          acquisition of a publicly  tradable  corporate entity. In that regard,

          we had  agreed to search  for and  identify  two or three  prospective acquisition  candidates  and to perform  such due  diligence as deemed necessary with respect thereto.  The client had agreed to pay us a fee of $57,500  upon  closing of an  acquisition  with a corporate  entity initially  identified by us, i.e.,  compensation  was contingent  upon closing. The Contract has been cancelled.

     b)   An agreement dated June 2, 2003 to assist a client with respect to its overall  corporate  strategy of introducing  timesharing to the cruise ship  industry.  A fee  of  $50,000  was  due  and  payable  upon  the successful completion of the engagement.  We intended to commence work on this contract in late July 2003. Since  compensation was contingent upon closing, this Contract has been cancelled.

The Company will not enter any future  agreements  that call for a finders fee or other similar compensation.

Because  BAS does  not wish to  register  with  the SEC as a  broker/dealer,  it decided to cancel  those  agreements  heretofore  entered  into and  referred to above, due, in part, to the contingent nature of any compensation which it might receive under those agreements.  We have indicated elsewhere herein that we will not  assist  clients  in  raising  or  soliciting  capital  or  conducting  any negotiations with potential funding sources for financing, but will be available in our role as a consulting firm, to discuss structuring  concepts to the extent permitted,  so long as these  procedures  do not involve  activities  whereby we would be required to register with the SEC as a broker/dealer.  Accordingly,  we will not effect any transaction in, or induce, or attempt to induce the purchase or sale of any securities  (unless  otherwise exempt under the '34 Exchange Act) for the  account of  others,  nor will we engage in the  business  of buying and selling   securities  for  our  own  account  through  a  broker  or  otherwise. Additionally,  we do not  intend  to  raise  or  find  capital  for  issuers  of securities.

Accordingly,  we will attempt to negotiate fixed minimum (or otherwise) fees for engagements,  as well as non-contingent  hourly fees for services rendered,  but will not undertake engagements whereby the fee is based upon  contingencies such as transaction closings.

The extent of our operations over the next 12 months will be determined by:

     o    The number of client  engagements that can be obtained that are either short-term in nature or provide for progress billing, and

     o    Our ability to negotiate non-cash compensation to satisfy commitments.

We cannot  predict  what our level of  activity  will be over the next 12 months because we do not know how many, if any,  client  engagements we will be able to obtain.  We performed a small  engagement  during the fourth quarter of 2004 and realized revenue of $6,500 thereon.

We will not  incur  any cash  obligations  that we  cannot  satisfy  with  known resources of which there are currently none except as hereinafter indicated. Our founder will  provide his services at no cost and will advance a limited  amount of funds to cover costs incurred. All of these advances will be treated as loans and will be repaid if and when we have the  financial  resources to do so. These costs will include the costs of seeking engagements,  professional  services and incidentals.  If we  obtained  funding of  $50,000,  such funds would be used to cover  initial  needs for  salaries,  travel and  advertising  costs,  including printed  marketing  materials and a basic  website.  We believe that this amount would cover at least 12 months of costs.

If we are unable to obtain financing,  we will seek engagements  (non-contingent consulting  contracts) through  approaching the business contacts of our founder directly  rather than through other marketing  strategies.  By doing so, we will not incur significant cash requirements in the process. Liquidity

Liquidity

BAS does not have any credit facilities or other commitments for debt or equity. No assurances can be given that advances when needed will be available.  BAS has begun  seeking  engagements.  We do not  believe  that we need  funding to cover initial  operations because we do not have a capital intensive business plan and can also use  independent  contractors to assist in many  projects.  We will use funding,  if  obtained,  to  cover  the  salary  of our  founder  and to pay for marketing  materials and proposal  efforts.  We currently  have no formal salary arrangements  with Dr. Schoomer.  While no definitive annual salary or length of employment has been determined to date, we anticipate providing a minimum annual salary of $50,000 to be accrued and paid out of revenues, if any. No salary will be earned  or  accrued  until  initial  revenue  commences.  No  formal  written arrangements  will be made until we have  either  obtained  financing  or client engagements,  however,  under no circumstances will the first year's base salary exceed  $100,000.  To meet  commitments  in the  future,  we will have to obtain client   engagements   in  sufficient   number  and  at  sufficient   levels  of profitability  to generate  cash to meet  obligations.  There does not currently appear  to be any  other  viable  source  of  long-term  financing  except  that management may consider  various sources of debt and/or equity financing if same can be obtained on terms deemed reasonable to management.

Recent Accounting Pronouncements

No new  pronouncement  issued by the Financial  Accounting  Standards Board, the American  Institute  of  Certified  Public  Accountants  or the  Securities  and Exchange  Commission  is  expected to have a material  impact on BAS'  financial position or reported results of operations.

Seasonality

We do not yet have a basis to determine whether our consulting  business will be seasonal.

Risk Factors

BAS is a  development  stage company with a very limited  operating  history and anticipated losses.

BAS was  incorporated  in the  state of  Nevada  on  December  18,  2002 and has relatively  small  levels of revenue  and  virtually  no assets.  A  substantial portion of our activities has involved developing a business plan. Therefore, we have  insufficient  operating  history  upon which an  evaluation  of our future performance and prospects can be made. BAS' future  prospects must be considered in light of the risks, expenses,  delays,  problems and difficulties  frequently encountered in the  establishment of a new business.  An investor in BAS' common stock must consider the risks and difficulties  frequently  encountered by early stage companies operating in new and competitive markets. These risks include:

     o    competition  from  entities  that are much more  established  and have greater financial and technical resources than do we;

     o    need to develop infrastructure;

     o    ability to access and obtain capital when required; and

     o    dependence upon key personnel.

BAS cannot be certain that our business strategy will be successful or that we will ever be able to commence significant revenue generating activities. Furthermore, BAS believes that it is probable that we will incur operating losses and negative cash flow for the foreseeable future.

BAS has virtually no financial resources, and its auditors' report states that there is substantial doubt about its ability to continue as a going concern.

BAS has  virtually no financial  resources  and an  operating  loss  accumulated during the development stage of $88,693 at December 31, 2004. Our auditors state in their opinion on BAS' financial statements that this lack of resources causes substantial  doubt  about  BAS'  ability  to  continue  as a going  concern.  No assurances  can be given  that BAS will  generate  sufficient  revenue or obtain necessary financing to continue as a going concern.

BAS will need financing which may not be available.

BAS has not established a source of equity or debt  financing.  BAS will require financing to establish  its  consulting  services  business  and  implement  its strategic  plan.  There can be no assurance  that financing will be available or found.  If BAS is  unable to obtain  financing,  it may not be able to  commence revenue producing activities.

If we are  unable  to  obtain  financing  or if the  financing  we do  obtain is insufficient to cover any operating  losses we may incur,  we may  substantially curtail or terminate our operations or seek other business opportunities through strategic  alliances,  acquisitions  or other  arrangements  that may dilute the interests of existing stockholders.

Shareholders' interests may be diluted significantly through our efforts to obtain financing and satisfy obligations.

We have no committed source of financing.  Wherever possible, we will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the  non-cash  consideration  will  consist  of  shares  of our  stock.  In addition,  if a trading market develops for our common stock, we will attempt to raise capital by selling  shares of our common stock,  possibly at a discount to market.  These  actions  will result in dilution of the  ownership  interests of existing shareholders, and that dilution may be material.

BAS' board of directors is authorized to issue substantial additional shares of stock, which would dilute the ownership of purchasers of common stock.

BAS is authorized to issue up to  24,000,000  shares of common stock,  par value $.001 per share.  BAS' board of directors also has authority,  without action or vote of the  shareholders,  to issue all or part of the authorized but un-issued shares.  Any such issuance will dilute the percentage  ownership of shareholders and may further  dilute the book value of the common stock.  Such  issuances may also serve to enhance existing  management's  ability to maintain control of the company.

BAS is and will be heavily dependent on the services of Dr. B. Alva Schoomer.

BAS' business  strategy is completely  dependent upon the knowledge and business contacts  of Dr.  B.  Alva  Schoomer,  its  president.  If BAS  were to lose the services of Dr. Schoomer,  it is unlikely that we would be able to implement our business plan even if some financing is obtained.

BAS will need to engage  and  retain  qualified  employees  and  consultants  to implement its strategy.

Dr.  Schoomer  will devote  approximately  10 to 20% of his time to BAS. He will devote  additional  percentages  of his time if we obtain  financing  or receive sufficient levels of client  engagements that require his time. BAS will have to locate,  engage and retain qualified and experienced  professionals to undertake its plan. If it is unable to attract experienced industry  professionals,  it is unlikely  that it will be able to  generate a  material  amount of  revenue.  No assurances  can be  given  that it will be able  to  locate,  engage  or  retain qualified industry professionals.

The trading price of BAS common stock is likely to be subject to significant fluctuations if trading develops at all.

There can be no assurance as to the prices at which BAS common stock will trade, if any  trading  market  develops  at all.  Until  BAS  common  stock  is  fully distributed  and an orderly  market  develops in BAS common stock,  if ever, the price at which such stock trades may fluctuate significantly and may be lower or higher  than the price that would be  expected  for a fully  distributed  issue.

Prices for BAS common stock will be  determined  in the  marketplace  and may be influenced by many factors,  including:

     o    the depth and liquidity of the market for BAS common stock,

     o    developments affecting the business of BAS generally and the impact of those factors referred to herein in particular,

     o    investor perception of BAS, and

     o    general economic and market conditions.

No assurance can be given that an orderly trading market or any trading market will ever develop for our stock.

BAS common stock has no prior trading market or liquidity, and there can be no assurances that any trading market will develop.

Prior to the  date of this  Form  10-KSB,  there  has not  been any  established trading  market  for BAS  common  stock.  If we  reach a point  where  we have a sufficient  number  of  shareholders,  of  which  there  can  be no  assurances, application  may be made by a  broker/dealer  to quote the  shares of our common stock on the OTCBB or a similar quotation service, although no assurances can be given  as to the  timing  of that  application  or the  likelihood  of it  being accepted. If the application is accepted, BAS cannot predict the extent to which investor  interest in our  Company  will lead to the  development  of an active, liquid trading market.  Active trading markets  generally  result in lower price volatility and more efficient execution of buy and sell orders for investors.

In  addition,  BAS'  common  stock is  unlikely  to be  followed  by any  market analysts,  and there may be few  institutions  acting as market  makers  for the common stock.  Either of these factors could adversely  affect the liquidity and trading  price of our  common  stock.  Also,  the stock  market in  general  has experienced extreme price and volume volatility that has especially affected the market prices of securities of many  companies.  At times,  this  volatility has been unrelated to the operating performance of particular companies. These broad market and industry  fluctuations may adversely affect any trading price for our common stock, regardless of BAS' actual operating performance.

We may face damage to our professional reputation or legal liability if our future clients are not satisfied with our services.

As a professional  services firm, we will depend to a large extent on our future relationships with our clients and our goal and intent to establish a reputation for  high-caliber  professional  services  and  integrity  to attract and retain clients. As a result, if a client is not satisfied with our services or products it may be more damaging in our business than in other businesses.  Moreover,  if we fail to meet  our  contractual  obligations,  we could  be  subject  to legal liability or loss of client relationships.  Our contracts will typically include provisions  to limit our exposure to legal  claims  relating to our services and the applications we develop,  but these provisions may not protect us or may not be  enforceable  in all cases.  Accordingly,  no assurances can be given that we will obtain and retain clients in the foreseeable future.

Our future engagements with clients may not be profitable.

When making proposals for engagements,  we plan to estimate the costs and timing for  completing  the projects.  These estimates  will reflect our best judgment regarding the efficiencies of our  methodologies and professionals as we plan to deploy them on projects.  Any  increased or  unexpected  costs or  unanticipated delays in connection with the performance of these engagements, including delays caused  by  factors  outside  our  control,  could  make  these  contracts  less profitable  or  unprofitable,  which would have an adverse  effect on our profit margin.

In  addition,  as  consultants,   a  client  will  typically  retain  us  on  an engagement-by-engagement  basis,  rather than under long-term  contracts,  and a substantial  majority of our contracts and  engagements may be terminated by the client with short notice and without significant penalty.  Furthermore,  because large client projects  involve multiple  engagements or stages,  there is a risk that a client may choose not to retain us for additional  stages of a project or that a  client  will  cancel  or delay  additional  planned  engagements.  These terminations, cancellations or delays could result from factors unrelated to our work product or the progress of the project, but could be related to business or financial conditions of the client or the economy generally.  When contracts are terminated,  we lose the associated revenues and we may not be able to eliminate associated costs in a timely manner.

 In certain instances, we will consider accepting equity securities of our client in  satisfaction of our fee. These clients will often be small and have illiquid markets for their securities. As a result we may be unable to sell the shares or convert them to a more liquid asset.

The consulting and information technology markets are highly competitive, and we may not be able to compete effectively.

The  management  consulting and services  markets in which we operate  include a large number of participants and are highly  competitive.  Our primary potential competitors,  if we are successful in bidding for potential client  engagements, will include consulting and engineering  services firms. There are no assurances that we will be able to compete in this marketplace in the foreseeable future if at all.

For all of the foregoing  reasons and others set forth herein,  an investment in the Company's  securities in any market which may develop in the future involves a high degree of risk. Any person  considering an investment in such  securities should be aware of these and other risk factors set forth in this Form 10-KSB.

Item 7.     FINANCIAL STATEMENTS

The financial  statements filed as part of this Annual Report on Form 10-KSB are set forth starting on page 24.

Item 8.     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

NONE

Item 8A.    CONTROLS AND PROCEDURES

Our  founder  currently  serves as both our chief  executive  officer  and chief financial officer  (collectively,  the "Certifying  Officer") and is responsible for establishing and maintaining  disclosure  controls and procedures for us. He has concluded  (based upon his evaluation of these controls and procedures as of a date within 90 days of the filing of this report) that our disclosure controls and procedures are effective to ensure that information required to be disclosed by us in this report is accumulated and  communicated  to management,  including our  principal  executive  officers as  appropriate,  to allow timely  decisions regarding required disclosure.

The Certifying Officer also has indicated that there were no significant changes in our internal controls or other factors that could  significantly  affect such controls subsequent to the date of his evaluation,  and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 8B.    OTHER INFORMATION

No event  occurred  during the fourth  quarter of 2004 that would have  required disclosure in a report on Form 8-K.

                                    PART III

Item 9.     DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Our executive officers and directors are as follows:

    Name                          Age                         Title

.......................................................................................................................

 B. Alva Schoomer           71                      Director, President, CEO

                                                                     and Chairman

.......................................................................................................................

 Stanley Priskie                74                      Director

.......................................................................................................................

B. Alva Schoomer - Founded us in 2002. Dr. Schoomer has been an independent consultant since 1988 working on projects and engagements that are similar to those that BAS plans to seek. Prior to 1988, Dr. Schoomer held executive positions with W.P. Carey & Co., Inc., Innovation Investors (a partnership underwritten by Shearson Lehman, RAC Information Systems, Inc., Greenwich Research Associates, A. G. Becker & Co., and the American Stock Exchange. Dr. Schoomer, who holds a Ph.D. in chemistry and physics from the California Institute of Technology, is also president of Innocap, Inc., a development stage business development company.

Stanley Priskie - Became a director in January 2003. Mr. Priskie,  a former CPA, is now Chairman, President and CEO of EXA International, Inc., a public company. He has served as  Secretary/Treasurer  and Director of that company  since April 1994.  Since 1981,  he had been a consultant  to  Konigsberg  Wolf & Co, P.C., a public  accounting firm. Mr. Priskie was licensed to practice in Florida and New York prior to his  retirement  from practice in 1993.  Since 1990, he has been a consultant  to the Board of  Directors of Eden Park  Management,  a company that owns and operates  nursing homes.  Mr.  Priskie  received a degree in Accounting from Pace University.

Board of Directors

All directors hold office until the completion of their term of office, which is not longer than three years, or until their  successors  have been elected.  All officers  are  appointed  annually  by the board of  directors  and,  subject to existing employment agreements, serve at the discretion of the board. Currently, directors receive no compensation for their roles as directors.

Committees of the Board of Directors

Concurrent  with  having  sufficient  members  and  resources,  the BAS board of directors will establish an audit  committee and a compensation  committee.  The audit  committee  will  review  the  results  and  scope of the  audit and other services provided by the independent auditors and review and evaluate the system of internal  controls.  The compensation  committee will manage the stock option plan and review and recommend  compensation  arrangements  for the officers.  No final  determination has yet been made as to the memberships of these committees or when we will have sufficient members to establish committees.

All directors  will be reimbursed by BAS for any expenses  incurred in attending directors'  meetings  provided that BAS has the resources to pay these fees. BAS will consider  applying for officers and directors  liability  insurance at such time when it has the resources to do so.

Stock Option Plan

Pursuant to the  December 31, 2002 board of  directors  approval and  subsequent stockholder approval,  BAS adopted its 2002 Non-Statutory Stock Option Plan (the "Plan")  whereby it reserved for  issuance up to 1,500,000  shares of its common stock. The Company filed (on February 10, 2004) a Registration Statement on Form S-8 (SEC File No.:  333-112672)  registering  those  1,500,000  shares of common stock underlying the options issuable in the Plan.

As previously indicated,  our board of directors,  on December 31, 2002, adopted the Plan so as to provide a  long-term  incentive  for  employees,  non-employee directors,   consultants,   attorneys  and  advisors  of  the  Company  and  its subsidiaries,  if any. The board of directors believes that the Company's policy of granting  stock  options to such persons  will  continue to provide it with a critical  advantage  in  attracting  and  retaining  qualified  candidates.   In addition,  the Plan is intended to provide the Company with maximum  flexibility to compensate plan participants. It is expected that such flexibility will be an integral  part of the  Company's  policy to  encourage  employees,  non-employee directors, consultants,  attorneys and advisors to focus on the long-term growth of stockholder value. The board of directors believes that important  advantages to the Company are gained by an option  program such as the Plan which  includes incentives  for  motivating  employees  of the  Company,  while at the same time promoting  a  closer  identity  of  interest  between  employees,   non-employee directors,  consultants,  attorneys  and  advisors  on the  one  hand,  and  the stockholders on the other.

The principal terms of the Plan are summarized below, however it is not intended to be a  complete  description  thereof  and such  summary is  qualified  in its entirety   by  the  actual  text  of  the  Plan  filed  as  an  exhibit  to  our above-referenced S-8 Registration Statement.

Summary Description of the BAS Consulting, Inc. 2002 Non-Statutory Stock Option Plan

The purpose of the Plan is to provide  directors,  officers  and  employees  of, consultants,  attorneys  and advisors to the Company and its  subsidiaries  with additional  incentives by increasing  their  ownership  interest in the Company. Directors,  officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory  Stock Options  ("NSO") may also be granted to  directors  who are not  employed by the Company  and  consultants,  attorneys  and  advisors  to the  Company  providing valuable services to the Company and its subsidiaries. In addition,  individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor  to the  Company  and/or its  subsidiaries  are  eligible  for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or  consultant  status.  The Plan provides for the issuance of NSO's only,  which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

The  board  of  directors  of the  Company  or a  compensation  committee  (once established) will administer the Plan with the discretion generally to determine the terms of any option grant,  including the number of option shares,  exercise price,  term,  vesting  schedule  and  the  post-termination   exercise  period. Notwithstanding this discretion:

     (i)  the term of any option may not exceed 10 years, and

     (ii) an option will terminate as follows:

          a)   if such  termination  is on account of  termination of employment for any reason  other than death,  without  cause,  such  options shall terminate one year thereafter;

          b)   if such  termination  is on account of death,  such options shall terminate 15 months thereafter; and

          c)   if such  termination  is for cause (as determined by the board of directors  and/or  compensation  committee),  such options  shall terminate immediately.

Unless otherwise determined by the board of directors or compensation committee, the exercise price per share of common stock subject to an option shall be equal to no less than 10% of the fair market value of the common stock on the date such option is granted. No NSO shall be assignable or otherwise transferable xcept by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999.

The Plan may be amended, altered,  suspended,  discontinued or terminated by the board of directors without further stockholder approval, unless such approval is required  by law or  regulation  or under  the rules of the  stock  exchange  or automated  quotation  system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might  increase  the  cost of the Plan or  broaden  eligibility  except  that no amendment  or  alteration  to the Plan shall be made  without  the  approval  of stockholders which would:

      i.   Decrease the NSO price (except as provided in paragraph 9 of the Plan)

          or change the classes of persons  eligible to participate in the Plan,

          or

     ii.  extend the NSO period, or

     iii. materially increase the benefits accruing to Plan participants, or

     iv.  materially modify Plan participation eligibility requirements, or

     v.   extend the expiration date of the Plan.

Unless otherwise indicated the Plan will remain in effect until terminated by the board of directors.

      A summary of stock option activity follows:

	Options Granted	Exercise price

Granted and outstanding at December 31, 2002	650,000	$ .01

Granted in 2003	-	-
Exercised in 2003	-	-

Options outstanding at December 31, 2003 (1)	650,000	$ .01

Granted in 2004	747,850	$ .01
Exercised in 2004 (1)	(1,397,850)	$ .01

Balance outstanding at December 31, 2004
	-	$ -

   (1)  500,000 of these options were granted to our president.

All of 1,397,850 options were exercised during the first quarter of 2004 in consideration for cash and credit again outstanding bills ($7,479) and for services rendered ($6,500).

Conflicts of Interest

None of our key  personnel  is required to commit full time to our affairs  and, accordingly,  these  individuals  may have  conflicts of interest in  allocating management time among their various business activities.  In the course of their other business activities,  certain key personnel may become aware of investment and business  opportunities  which may be appropriate for presentation to us, as well as the other  entities with which they are  affiliated.  As such,  they may have conflicts of interest in determining to which entity a particular  business opportunity should be presented.

Each officer and  director is, so long as he is officer or director,  subject to  the  restriction  that all  opportunities  contemplated by our plan of operation that come to his  attention,  either in the  performance of his duties or in any other manner,  will be considered  opportunities of, and be made available to us and the companies that he is affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the  companies  to which the  officer or director  is  affiliated  each desire to take  advantage  of an  opportunity,  then the  applicable  officer or director  would  abstain  from  negotiating  and  voting  upon the  opportunity. However, the officer or director may still take advantage of opportunities if we should  decline to do so.  Except as set forth  above,  we have not  adopted any other   conflict  of  interest   policy  in  connection   with  these  types  of transactions.

Item 10.    EXECUTIVE COMPENSATION

No officer,  director or employee has received compensation of $100,000,  and no director,  officer or employee has a contract or  commitment  to receive  annual compensation in excess of $100,000. No cash compensation was paid to any officer or employee in 2004 or 2003.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights reflected in column (a))	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) and other and other securities issued

Plan category	(a)	(b)	(c)

Equity compensation
plans approved by
security holders	-	-	102,150

Equity compensation
plans not approved by
security holders	-	-	-

Total	-	-	102,150

Item 11.       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

         The following table sets forth information known to us regarding beneficial ownership of our common stock as of March 31, 2005 by:

     o    each person known or believed by us to own,  directly or beneficially,

            more than 5% of our common stock,

     o    each of our directors, and

     o    all of our officers and directors as a group.

         Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information furnished by the owners, have sole investment and voting power over to the shares.

Name and Address of              Number of Shares

Beneficial Owner 2              Beneficially Owned 3           Percent of Class

--------------------------           ---------------------------          --------------------

......................................................................................................................

B. Alva Schoomer                     9,300,000 (4)                          88.96%

......................................................................................................................

Stanley Priskie                              100,000 (5)                             .96%

......................................................................................................................

Officers and Directors

as  a group ( 2 members)           9,400,000 (5)                         89.92%

......................................................................................................................

Item 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     a.   None,  except as  indicated in Part I, Item 2 as relates to our office space; and

     b.   Except for the following issuance of shares and/or options,  all since converted into shares as a result of option exercise as follows:

                                         Position with      Number of

Name                                      Issuer          Shares Issued       Date of Issuance

B. Alva Schoomer               President          8,800,000           December 31, 2002

Stanley Priskie                     Director                 50,000           December 31, 2002

B. Alva Schoomer               President             500,000 (6)     March 31, 2004

Stanley Priskie                     Director                 50,000 (7)     March 31, 2004

- ------------------------

(2)      The address for each person is 5675B Baldwin Court, Norcross, GA 30071

(3)      Unless otherwise  indicated,  the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the  Common  Stock  beneficially  owned by them.  A person  is  deemed to be the beneficial  owner of  securities  which may be acquired by such person within 60 days from the date  indicated  above upon the  exercise of options,  warrants or convertible securities.

(4)      Excludes 150,000 shares held by Gail D.  Morris-Schoomer,  the wife of B. Alva Schoomer by virtue of the fact that Mr.  Schoomer  disclaims any beneficial interest in or control over those 150,000  shares of Company  common stock owned by his wife except as may be attributed to him by Operation of Law.

(5)      Excludes  4,000  shares  held by four (4)  relatives  of Stanley  Priskie (including  1,000 shares owned by his wife) in that Mr.  Priskie  disclaims  any beneficial  ownership  in or control  over those 4,000  shares  except as may be attributed to him by Operation of Law.

(6/7)    These shares were issued as a result of exercise of options  granted on December 31, 2002.

                                     PART IV

Item 13. EXHIBITS

a.       Exhibits

         31.1     Certification of Chief Executive Officer and Chief Financial Officer

         32.1     Certification of Chief Executive Officer and Chief Financial Officer

Item 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

         All fees paid or payable ($7,740 in each period) to our principal accounting firm relate to assurance-related services.

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     /s/ B. Alva Schoomer

                                                     ---------------------------

                                                     B. ALVA SCHOOMER

                                                     Title: President and CFO

                                                     Date:  April 19, 2005

                                                     /s/  Stanley Priskie

                                                     ---------------------------

                                                     STANLEY PRISKIE

                                                     Title: Director

                                                     Date: April 19, 2005

                              FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

BAS Consulting, Inc.

(A Development Stage Company)

Norcross, GA

We have audited the accompanying balance sheet of BAS Consulting, Inc. (a development stage company) as of December 31, 2004 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2004 and 2003 and the cumulative period from December 18, 2002 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's  management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BAS Consulting, Inc. (a development stage company) as of December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and and the cumulative period from December 18, 2002 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage company with, among other things, no significant operating revenues to date which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                         /s/ Sherb & Co., LLP

                                                         -----------------------

                                                             Sherb & Co., LLP

April 12, 2005

New York, NY

                                       F-1

                              BAS CONSULTING, INC.

                                  Balance Sheet

                                December 31, 2004

                          (A Development Stage Company)

ASSETS

CURRENT ASSETS:

Cash	$ -
Total Current Assets	-

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

Accrued expenses	$ 33,000
Total Current Liabilities	33,000

STOCKHOLDERS' DEFICIT:

Preferred stock at $0.001 par value; 1,000,000 shares
authorized, -0- outstanding	-
Common stock at $0.001 par value; authorized 24,000,000
shares; 10,453,850 shares issued and outstanding	10,454
Additional paid-in capital	45,239
Deficit accumulated in the development stage	(88,693)

Stockholders' Deficit	(33,000)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ -

   The accompanying notes are an integral part of these financial statements.

                                       F-2

                              BAS CONSULTING, INC.

                            Statements of Operations

                          (A Development Stage Company)

    For the Years Ended December 31, 2004 and 2003 and the Cumulative Period

            From December 18, 2002 (inception) to December 31, 2004

			Cumulative From
			December 18, 2002
			(inception) to
	December 31,
	2004	2003	2004

Revenue	$ 6,500	$ 18,000	$ 24,500

General and administrative	69,193	35,000	113,193

Net loss	$ (62,693)	$ (17,000)	$ (88,693)

Basic and diluted loss per share	$(.01)	$ (.00)	$(.01)

Weighted average number of common shares outstanding	10,090,388	9,000,000	9,519,356

The accompanying notes are an integral part of these financial statements.

                                       F-3

                               BAS CONSULTING INC.

                          (A Development Stage Company)

                       Statement of Stockholders' Deficit

				Deficit
				Accumulated
			Additional	During the
	Common Stock		Paid-in	Development
	Shares	Amount	Capital	Stage	Total

Balance, January 1, 2003	9,000,000	$ 9,000	$ -	$ (9,000)	$ (9,000)

Net loss for the year ended
December 31, 2003	-	-	-	(17,000)	(17,000)

Balance, December 31, 2003	9,000,000	9,000	-	(26,000)	(26,000)

Exercise of stock options	1,397,850	1,398	12,581	-	-

Issuance of stock options	-	-	29,914	-	-

Sale of shares of common stock	56,000	56	2,744	-	-

Net loss for the year ended
December 31, 2004	-	-	-	(62,693)	-

Balance, December 31, 2004	10,453,850	$ 10,454	$ 45,239	$ (88,693)	$ (33,000)

The accompanying notes are an integral part of these financial statements.

                                       F-4

                              BAS CONSULTING, INC.

                            Statements of Cash Flows

                          (A Development Stage Company)

       For the Years Ended December 31, 2004 and 2003 and

                             the Cumulative Period From

         December 18, 2002 (inception) to December 31, 2004

			Cumulative From
			December 18, 2002
			(inception) to
	2004	2003	December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$ (62,693)	$ (17,000)	$ (88,693)
Non-cash services received	-	-	9,000
Compensation associated with issuance
of stock options	43,893	-	43,893
Increase in accrued expenses	16,000	17,000	33,000

Net Cash (Used) by Operating Activities	(2,800)	-	(2,800)

CASH FLOWS FROM INVESTING ACTIVITIES
Issuance of common stock	2,800	-	2,800

CASH FLOWS FROM FINANCING ACTIVITIES
	-	-	-

INCREASE (DECREASE) IN CASH AND CASH
EQUIVALENTS:	-	-	-

CASH AND CASH EQUIVALENTS AT BEGINNING
OF PERIOD	-	-	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ -	$ -	$ -

SUPPLEMENTAL SCHEDULE OF CASH FLOW
ACTIVITIES:
Cash Paid For:
Interest	$ -	$ -	$ -

Income taxes	$ -	$ -	$ -

   The accompanying notes are an integral part of these financial statements.

                                       F-5

                              BAS CONSULTING, INC.

                          (A Development Stage Company)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1--BASIS OF PRESENTATION

         BAS Consulting, Inc. (the "Company") was incorporated under the laws of the State of Nevada on December 18, 2002 (inception). The Company, which has not yet generated significant amounts of revenue, will operate as a consulting firm. The Company is considered a development stage company as defined by Statement of Financial Accounting Standards No. 7. During its development stage, the Company has developed and refined its basic business plan and strategy and commenced making business contacts and seeking clients.

NOTE 2--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                a.  Accounting Method

                The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a year ending on December 31.

                b.  Provision for Taxes

                At December 31, 2004, the Company had net operating loss carry-forwards for Federal income tax purposes of $58,779 that  may be offset against future taxable income through 2024. No tax benefit has been reported with respect to these net operating  loss carryforwards in the accompanying financial statements because the Company believes that realization is not likely. Accordingly, the potential tax benefits of the net loss carryforwards are fully offset by a valuation allowance.

                The loss for financial reporting purposes for the year ended December 31, 2004 differs from the loss for Federal income tax purposes as follows:

                                       F-6

	Year Ended December 31,
	2004	2003

Loss for financial reporting purposes	$ (62,693)	$ (17,000)
Expenses associated with the issuance of stock
options that are not deductible for Federal
income taxes	29,914	-

Loss for Federal income tax purposes	$ (32,779)	$ (17,000)

The income tax benefit differs from the amount computed at the federal statutory rates of approximately 38% applied to the taxable loss of $32,779 as follows:

	Year Ended December 31,
	2004	2003

Income tax benefit at statutory rate	$ 12,456	$ 9,880
Change in valuation allowance	(12,456)	(9,880)

	$ -	$ -

Deferred tax assets (liabilities) at December 31, 2004 are comprised of the following:

Net operating loss carryforwards	$ 22,336
Allowance	(22,336)

Net	$ -

                If substantial changes in the Company's ownership should occur, there would be an annual limitation of the amount of net operating loss carryforwards that could be utilized by the Company.

                c.  Cash Equivalents

                The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

                d.  Estimates

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                e.  Basic Loss Per Common Share

                Basic loss per common share has been calculated based on the weighted average number of shares outstanding during the period after giving retroactive effect to stock splits.

                                 F-7

                f.         Recently Issued Accounting Standards

                In March 2004, the Financial Accounting Standards Board published an Exposure Draft Share-Based Payment, an Amendment of FASB Statements No. 123 and 95. The proposed change in accounting would replace existing requirements under SFAS 123, Accounting for Stock-Based Compensation, and APB Opinion No 25, Accounting for Stock Issued to Employees. Under this proposal, all forms of share-based payments to employees, including employee stock options, would be treated the same as other forms of compensation by recognizing the related cost in the income statement. The expense of the award would generally be measured at fair value at the grant date. Current accounting guidance requires that the expense relating to so-called fixed plan employee stock options only be disclosed in the footnotes to the financial statements. The comment period for the exposure draft ends June 30, 2004.

                In November 2004 the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. Adoption of this standard is not expected to have a material impact on the Company.

                In December 2004, the FASB issued FASB SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation . SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees , and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company has not yet assessed the impact of adopting this new standard.

                                       F-8

                In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions. The amendments made by SFAS No. 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion No. 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. The new standard will be effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company has not yet assessed the impact of adopting this new standard.

                g.   Revenue Recognition

                The Company recognizes revenue on consulting engagements when work has been performed and the project completed satisfactorily. The Company does not undertake contingency contracts wherein income is linked to the completion of activities performed or completed by others.

                h.   Stock Options and Warrants

                As permitted by Statement of Financial Accounting Standards No. 123 Accounting for Stock based Compensation ("SFAS No. 123"), the Company has elected to measure and record compensation cost relative to employee stock option and warrant costs in accordance with Accounting Principles Board ("APB") Opinion 25, Accounting for Stock Issued to Employees, and related Interpretations and will make pro forma disclosures of net income and earnings per share as if the fair value method of valuing stock options and warrants had been applied. Under APB Opinion 25. compensation cost is recognized for stock options and warrants granted to employees when the option or warrant price is less than the market price of the underlying common stock on the date of grant. In addition, the Company will provide pro forma disclosure of stock-based compensation, as measured under the fair value requirements of SFAS No. 123, Accounting for Stock-Based Compensation. These pro forma disclosures will be provided as required under SFAS No 148, Accounting for Stock-Based Compensation Transition and Disclosure.

                Options and warrants issued to individuals other than employees or directors will be accounted for in accordance with SFAS No.123 which requires recognition of compensation expense for grants of stock, stock options, and other equity instruments over the vesting periods of such grants, based on the estimated grant-date fair values of those grants.

NOTE 3 -GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs to allow it to continue as a going concern. The Company will engage in very limited activities without incurring material liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

                                       F-9

NOTE 4 -SHAREHOLDERS' DEFICIT

         On December 18, 2002, the Board of Directors issued 9,000,000 shares of common stock for $9,000 in services to the founding shareholders of the Company. These services included the payment of approximately $5,500 in professional fees on behalf of the Company. The preparation of documents and similar founding activities was considered to have a value of at least $3,500. In February 2004, the Company sold 56,000 shares of common  stock for $.05 per share or an aggregate of $2,800.

Preferred Stock

         The Company's certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by its board of directors. Accordingly, the Company's board of directors is empowered, without stockholder approval, to issue shares of preferred stock with voting, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock. The Board of Directors is authorized to determine:

     o    the number of shares and the designation of the series;

     o    whether to pay dividends on the series and, if so, the dividend  rate,

           whether  dividends  will be cumulative  and, if so, from which date or dates,  and the relative rights of priority of payment of dividends on shares of the series;

     o    whether the series  will have voting  rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;

     o    whether the series will be convertible into or exchangeable for shares of any  other  class or  series  of stock  and,  if so,  the terms and conditions of conversion or exchange;

     o    whether or not the shares of the series will be redeemable and, if so,

           the dates,  terms and  conditions of redemption and whether there will be a sinking  fund for the  redemption  of that series and, if so, the terms and amount of the sinking fund; and

     o    the rights of the  shares of the series in the event of our  voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of the series.

         At December 31, 2004, the Company had no shares of preferred stock issued and outstanding.

Common Stock

         The holders of the Company's common stock:

     o    Have equal ratable  rights to dividends  from funds legally  available for  payment of  dividends  when,  as and if  declared by the board of directors;

                                      F-10

     o    Are  entitled  to share  ratably  in all of the assets  available  for distribution to holders of common stock upon liquidation,  dissolution or winding up of our affairs;

     o    Do  not  have  preemptive,   subscription  or  conversion  rights,  or

           redemption or access to any sinking fund; and

     o    Are  entitled  to one  noncumulative  vote per  share  on all  matters submitted to stockholders for a vote at any meeting of stockholders.

Stock Option Plan

         Pursuant to a December 31, 2002 Board of Directors approval and subsequent stockholder approval, the Company adopted its 2002 Non-Statutory Stock Option Plan (the "Plan") whereby it reserved for issuance up to 1,500,000 shares of its common stock. The purpose of the Plan is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The Board of Directors of the Company or a Compensation Committee (once established) will administer the Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment  for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of common stock subject to an option shall be equal to no less than 10% of the fair market value of the common stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999.

         The Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the

                                      F-11

approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated  the Plan will remain in effect until terminated by the Board of Directors.

         A summary of stock option activity follows:

	Options Granted	Exercise price

Granted and outstanding at
December 31, 2002	650,000	$ .01
Granted in 2003	-	-
Exercised in 2003	-	-

Options outstanding at
December 31, 2003 (1)	650,000	$ .01
Granted in 2004	747,850	$ .01
Exercised in 2004 (1)	(1,397,850)	$ .01

Balance outstanding at
December 31, 2004	-0-	-

     (1)  500,000 of these options were held by the Company's president.

All of 1,397,850 options were exercised during the first quarter of 2004 in consideration for cash and credit again outstanding bills ($7,479) and for services rendered ($6,500).

         The Company recorded expenses of $29,914 in connection with the issuance of the 747,850 options calculated as the difference between the fair market value ($.05 based on the sale of shares during the period) and the exercise price of the options ($.01).

                                      F-12

Exhibit 31.1

                                  CERTIFICATION

         I, B. Alva Schoomer, Chief Executive and Chief Financial Officer of BAS Consulting, Inc. (the "Company"), certify that:

1.       I have reviewed this annual report on Form 10-KSB of BAS Consulting, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.       I, as the sole certifying officer have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: April 15, 2005

                              /s/ B. Alva Schoomer

                         ----------------------------------------------------

                             By: B. Alva Schoomer

                             Chief Executive and Financial Officer

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BAS Consulting,  Inc. (the "Company") on Form  10-KSB  for the  fiscal  year ended  December  31,  2004 as filed with the Securities and Exchange Commission on the date hereof (the  "Report"), I, B. Alva Schoomer,  Chief Executive  Officer and Chief Financial  Officer of the Company, certify that:

     1)   The Report fully  complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2)   The  information  contained  in the  Report  fairly  presents,  in all  material respects,  the financial  condition and results of operations of the Company.

Date: April 19, 2005                /s/ B. Alva Schoomer

                                                 -------------------------------

                                                 B. Alva Schoomer

                                                 Chief Executive Officer and

                                                 Chief Financial Officer